Exhibit 3

             AMENDED AND RESTATED STANDSTILL AGREEMENT
             -----------------------------------------

      THIS AMENDED AND RESTATED STANDSTILL AGREEMENT (this "Agreement") dated as of _______ __, 1998 by and among SPRINT CORPORATION, a corporation formed under the laws of Kansas ("Sprint"), FRANCE TELECOM S.A., a societe anonyme formed under the laws of France ("FT"), and DEUTSCHE TELEKOM AG, an Aktiengesellschaft formed under the laws of Germany ("DT");


                          R E C I T A L S
                          ---------------

      WHEREAS, Sprint, FT and DT entered into an Investment
Agreement dated as of July 31, 1995, as amended (the "Investment
Agreement"), pursuant to which FT and DT purchased shares of capital stock of Sprint;

      WHEREAS, as a condition to Sprint's entering into the Investment Agreement, Sprint, FT and DT entered into a Standstill
Agreement dated as of July 31, 1995, which agreement was amended on June 24, 1997 (as so amended, the "Original Standstill
Agreement");

      WHEREAS, Sprint, FT and DT entered into a Master
Restructuring and Investment Agreement dated as of May 26, 1998,
(the "FT/DT Restructuring Agreement"), which contemplates, among other things, the purchase by FT and DT of shares of PCS Common
Stock -- Series 3, par value $ per share, of Sprint;

      WHEREAS, as a condition precedent to and in consideration of the transactions contemplated in the FT/DT Restructuring Agreement, Sprint, FT and DT are required to enter into this Agreement and in reliance thereon Sprint, FT and DT have entered into the FT/DT Restructuring Agreement;

      NOW, THEREFORE, in consideration of these premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of FT, DT and Sprint (each a "Party" and collectively the "Parties"), intending to be legally bound, hereby agree that the Original Standstill Agreement is hereby amended and restated in its entirety as follows:

                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

      Section 1.1. Certain Definitions. As used in this
Agreement, the following terms shall have the meanings specified below:

      "Acquisition Proposal" shall mean any proposal involving a transaction of the kind described in Section 8.6 of ARTICLE SIXTH of Sprint's Articles.

      "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any Party unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and Sprint does not have the Tie-Breaking Vote (as defined in Section 18.1 of the Joint Venture Agreement), (ii) FT, DT or Atlas has the Tie-Breaking Vote or (iii) FT, DT or any of their Affiliates cause such JV Entity to acquire Beneficial Ownership of any Sprint equity securities; (b) FT, DT and Sprint shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Government Affiliate.

      "Aggregate Foreign Ownership Limitation" shall mean the maximum aggregate percentage of equity interests of Sprint that may be Owned of Record or Voted by Aliens under Section 310(b)(4) of the Communications Act, without such ownership or voting resulting in the possible loss, or possible failure to secure the renewal or reinstatement, of any license or franchise of any Governmental Authority held by Sprint or any of its Affiliates to conduct any portion of the business of Sprint or such Affiliate, as such maximum aggregate percentage may be increased from time to time by amendments to such section or by waivers granted to Sprint by the FCC or by other determinations of the FCC, provided that if Section 310(b)(4) is repealed or otherwise made inapplicable to the ownership of Sprint capital stock by FT and DT, there shall be no Aggregate Foreign Ownership Limitation.

      "Amended and Restated Stockholders' Agreement" shall have the meaning set forth in Article VIII of the FT/DT Restructuring
Agreement.

      "Amended Other Agreements" shall mean the FT/DT Restructuring Agreement, the Amended and Restated Stockholders' Agreement, the Amended and Restated Registration Rights Agreement (as defined in the Amended and Restated Stockholders' Agreement), and the Amended and Restated Confidentiality Agreements (as defined in the Amended and Restated Stockholders' Agreement).

      "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:

           (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

           (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

           (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), provided that (i) Class A Common Stock, Sprint FON Stock and Sprint PCS Stock held by one of FT or DT or its Affiliates or Associates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates or Associates; (ii) Sprint FON Stock and Sprint PCS Stock shall not be deemed to be Beneficially Owned by FT, DT or their Affiliates or Associates by virtue of the top up rights and standby commitments granted under the Purchase Rights Agreement except to the extent that FT, DT or their Affiliates or Associates have (A) acquired shares of Sprint FON Stock or Sprint PCS Stock pursuant to the Purchase Rights Agreement, or (B) become irrevocably committed to acquire, and the Cable Partners have become irrevocably committed to sell, shares of Sprint FON Stock or Sprint PCS Stock pursuant to the Purchase Rights Agreement (with such Beneficial Ownership to be determined on a full-voting basis), subject only to customary closing conditions, if any; and (iii) FT, DT and their Affiliates and Associates shall not be deemed to Beneficially Own any incremental Voting Power resulting solely from the increase in Voting Power provided for by the application of Section 7.5(d) of the Articles.

      "Cable Partners" means Tele-Communications, Inc., Comcast Corporation, and Cox Communications, Inc., and any of their respective successors (by merger, consolidation, transfer or otherwise) to all or substantially all of their respective businesses or assets.

      "Class A Common Stock" shall mean the Class A Common Stock, par value U.S. $2.50 per share, of Sprint.

      "Class A Stock" shall mean the Class A Common Stock, the
Series 3 FON Stock and the Series 3 PCS Stock.

      "Communications Act" shall mean the United States
Communications Act of 1934 and the rules and regulations thereunder.

      "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to a Person or Group:

           (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

           (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

      "CP Closing" shall have the meaning set forth in Article
VIII of the FT/DT Restructuring Agreement.

      "DT" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "FT" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "FT/DT Restructuring Agreement" means the Master
Restructuring and Investment Agreement dated as of May 26, 1998 by and among Sprint, FT and DT.

      "Government Affiliate" shall mean any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly (other than by virtue of a government's inherent regulatory or statutory powers to control persons or entities within its jurisdiction), by any such Governmental Authority, provided that FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas shall not be Government Affiliates.

      "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

      "Initial Percentage Limitations" shall have the meaning set forth in Section 2.1(a)(i), as adjusted pursuant to Section
2.2(a).

      "Initial Standstill Period" shall have the meaning set forth in Section 2.1(a)(i).

      "Largest Other Holder" shall mean the Other Holder, if any, who Beneficially Owns a larger percentage of the Outstanding Sprint Voting Securities than any other Person, provided that, for purposes of this definition, FT, DT, their Affiliates and Associates and Qualified Stock Purchasers shall be considered a single Person.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the FON Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the PCS Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Other Holder" shall mean any Person other than (i) FT, DT, any of their respective Affiliates or Associates or any Qualified Stock Purchaser, (ii) Sprint, (iii) any Subsidiary of Sprint,
(iv) any employee benefit plan of Sprint or of any Subsidiary of Sprint, or (v) any Person organized, appointed or established by Sprint or any Subsidiary of Sprint for or pursuant to the terms of any such plan.

      "Outstanding Sprint FON Stock" shall mean the shares of Sprint FON Stock outstanding as of any particular date, plus (i) all shares of Sprint FON Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, and (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group.

      "Outstanding Sprint PCS Stock" shall mean the shares of Sprint PCS Stock outstanding as of any particular date, plus (i) all shares of Sprint PCS Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement, plus (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group as of such date.

      "Outstanding Sprint Voting Securities" shall mean (i) the Sprint Voting Securities outstanding as of any particular date, plus (ii) all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement.

     "Owned of Record or Voted by" shall have the meaning specified in Section 310(b)(4) of the Communications Act and published interpretations thereof by the FCC and the U.S. federal courts.

      "Percentage Limitations" shall have the meaning set forth in Sections 2.1(a)(i) and 2.1(a)(ii), each as adjusted pursuant to Section 2.2(a).

      "Percentage Limitation Adjustment Event" shall mean the acquisition by an Other Holder of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of the applicable Percentage Limitations as reflected in clause (A) of Section 2.1(a)(i) or clause (A) of Section 2.1(a)(ii), as the case may be, unless any of FT, DT or any Qualified Subsidiary shall have breached any of the provisions of Section 3.1 or 3.2 of this Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement and such breach resulted in, or was intended to facilitate, such Other Holder's acquisition of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of such applicable Percentage Limitations.

      "Percentage Ownership Interest" shall mean, with respect to any Person, that percentage of the Voting Power of Sprint represented by Votes associated with the Sprint Voting Securities owned of record by such Person or by its nominees.

      "Purchase Rights Agreement" shall mean the Top Up Rights
Agreement dated as of May 26, 1998 among FT, DT, Sprint and the
Cable Partners as in effect on such date.

      "Qualified Stock Purchaser Standstill Agreement" shall mean a Standstill Agreement in form and substance satisfactory to Sprint, FT and DT.

      "Qualified Subsidiary Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit A.

      "Recapitalization" shall have the meaning set forth in
Article VIII of the FT/DT Restructuring Agreement.

      "Record Date Period" shall mean a period of ten Trading Days beginning on the ninth Trading Day (as defined in the Amended and Restated Stockholders' Agreement) before a record date for a meeting of Sprint's stockholders or for the payment of dividends and ending on (and including) such record date (which shall be a Trading Day).

      "Related Company" shall mean any Person not Controlled by FT or DT, but in which FT, DT and their respective Affiliates and Associates, individually or in the aggregate, directly or indirectly through one or more intermediaries, own securities entitling them to exercise in the aggregate more than 35 percent of the Voting Power of such Person.

      "Series 1 FON Stock" shall mean the FON Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created in connection with the Recapitalization.

      "Series 1 PCS Stock" shall mean the PCS Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 2 FON Stock" shall mean the FON Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 2 PCS Stock" shall mean the PCS Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 3 FON Stock" shall mean the FON Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 3 PCS Stock" shall mean the PCS Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

     "Sprint" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Sprint FON Common Stock" shall mean (i) prior to the Recapitalization, the Common Stock, par value U.S. $2.50 per share, of Sprint, and (ii) following the Recapitalization, the Series 1 FON Stock and the Series 2 FON Stock.

      "Sprint FON Stock" shall mean the Sprint FON Common Stock and the Series 3 FON Stock.

      "Sprint PCS Common Stock" shall mean the Series 1 PCS Stock and the Series 2 PCS Stock.

      "Sprint PCS Preferred Stock" shall mean the Preferred Stock
-- Series 7, no par value, of Sprint, which is to be created prior to the CP Closing.

      "Sprint PCS Stock" shall mean the Sprint PCS Common Stock, the Sprint PCS Preferred Stock and the Series 3 PCS Stock.

      "Sprint Rights Plan" shall mean the Rights Agreement dated as of June 9, 1997, as amended, between Sprint and UMB Bank, n.a., as rights agent.

      "Sprint Voting Securities" shall mean the Sprint FON Common
Stock, the Sprint PCS Common Stock, the Sprint PCS Preferred
Stock, the Class A Stock and any other securities of Sprint having the right to Vote.

      "Strategic Investor" shall mean any Person which owns directly any equity interests in a Qualified Subsidiary, other than FT, DT, any wholly owned Subsidiary of FT or DT or a Passive
Financial Institution.

      "Strategic Investor Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit B.

      "Subsequent Percentage Limitations" shall have the meaning set forth in Section 2.1(a)(ii), as adjusted pursuant to Section
2.2(a).

      "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body, provided that:

      (i) with respect to Sprint only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint;

      (ii) with respect to Sprint only, the term "Vote" shall include the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates Beneficially Owns or is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement;

      (iii) except as set forth in clause (iv) of this definition, with respect to Sprint only, in determining the number of Votes outstanding at any date and/or represented by any Sprint Voting Securities at any date, a record date for determining the stockholders entitled to vote shall be deemed to have been set by the Board of Directors of Sprint on each such date and accordingly the number of Votes represented by the Sprint PCS Stock on any given date shall be deemed to have been adjusted in the manner provided in Section 3.2 of Article SIXTH of the Articles as if such date were a record date for determining the stockholders entitled to vote; and

      (iv) notwithstanding clause (iii) of this definition, during a Record Date Period, the number of Votes outstanding at any date from and including the first day of such period and to and including the last day of such period and/or represented by any Sprint Voting Securities at any date during such period shall be determined in the manner provided in Section 3.2 of Article SIXTH with respect to the record date occurring on the last day of such Record Date Period including, in the case of a record date for the payment of dividends, as if such date were a record date for determining the stockholders entitled to vote.

      "Voting Power" shall mean, as to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity, provided that, in the case of Sprint, the term "Voting Power" shall mean the aggregate number of Votes represented by all Outstanding Sprint Voting Securities.

      In addition to the foregoing, each of the following terms shall have the respective meanings given to such term in Article I of the Amended and Restated Stockholders' Agreement: Alien, Applicable Law, Articles, Associate, Atlas, Change of Control, Class A Provisions, Exchange Act, FCC, France, Germany, Governmental Authority, Initial Charter Amendment, Joint Venture Agreement, Joint Venture Documents, JV Entity, Passive Financial Institution, Person, Qualified

Stock Purchaser, Qualified Subsidiary, SEC and Subsidiary.

     Section 1.2 Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                            ARTICLE 2.

        RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
            FT, DT AND THEIR AFFILIATES AND ASSOCIATES

      Section 2.1 Acquisition Restrictions.

           (a) Subject to Sections 2.2, 2.3 and 2.4, each of FT and DT agrees that it will not, and will cause each of its respective Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

      (i) any Sprint Voting Securities on or prior to July 31, 2010 (the "Initial Standstill Period"), if any of the following would occur: (A) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 20% of the Voting Power represented by the Outstanding Sprint Voting Securities, (B) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, or (C) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint PCS Stock (clauses (A), (B) and (C) being collectively referred to as the "Initial Percentage Limitations"); or

      (ii) any Sprint Voting Securities after the Initial Standstill Period, if any of the following would occur: (A) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 30% of the Voting Power represented by the Outstanding Sprint Voting Securities, (B) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, (C) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint PCS Stock (clauses (A), (B) and (C) being collectively referred to as the "Subsequent Percentage Limitations"; the Initial Percentage Limitations and the Subsequent Percentage Limitations, as the case may be, also being referred to as the "Percentage Limitations"), or (D) the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates and Associates would exceed 80% of the Aggregate Foreign Ownership Limitation; or

      (iii)any Sprint nonvoting equity securities, but not including any "Derivative Security" (as defined in the Purchase Rights Agreement) purchased by FT or DT from the Cable Partners under the Purchase Rights Agreement so long as the acquisition of the shares acquired as a result of such derivative instruments is not otherwise in violation of this Agreement.

           (b) In addition to any other restrictions contained herein or in the Joint Venture Documents, the Parties agree that none of the Parties will cause any JV Entity to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any equity securities of Sprint.

      Section 2.2. Exception to Purchase Restrictions.

           (a) Subject to Section 2.4, if a Percentage Limitation Adjustment Event shall occur, then the applicable Percentage Limitations shall be increased to the extent necessary so that Sections 2.1(a)(i) and 2.1(a)(ii) do not prohibit FT, DT and their respective Affiliates from acquiring Beneficial Ownership of additional Sprint Voting Securities so long as each of the following conditions is satisfied: (i) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates and any Qualified Stock Purchasers are no greater than the Votes represented by the Sprint Voting Securities Beneficially Owned by the Largest Other Holder, after giving effect to any dilution to such holder resulting from the operation of the Sprint Rights Plan, (ii) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates do not represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, (iii) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates do not represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint PCS Stock, and (iv) the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates do not at any time exceed 80% of the Aggregate Foreign Ownership Limitation.

           (b) Subject to Section 2.4, if an acquisition by FT, DT or any of their respective Affiliates or Associates of Beneficial Ownership of additional Sprint Voting Securities otherwise permitted by Section 2.1(a)(ii) or 2.2(a) is prohibited thereunder due to clause (D) of Section 2.1(a)(ii) or due to clause (iv) of Section 2.2(a), then FT or DT may assign to one or more non-Alien Qualified Stock Purchasers in accordance with
Section 7.2 of the Amended and Restated Stockholders' Agreement their rights under Section 2.1(a)(ii) or 2.2(a) to purchase in the aggregate the number of shares of Sprint Voting Securities which equals the number of shares of Sprint Voting Securities the purchase of which is prohibited by clause (D) of Section 2.1(a)(ii) or clause (iv) of Section 2.2(a), as the case may be.

      Section 2.3. Effect of Action by Sprint; Inadvertent Action.

           (a) Subject to Section 2.3(b), neither FT nor DT shall be deemed in violation of this Article 2 if the Beneficial Ownership of Sprint Voting Securities by FT, DT and their respective Affiliates and Associates exceeds the applicable Percentage Limitations (i) solely as a result of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock) that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by FT, DT and their respective Affiliates and Associates, (ii) if FT, DT and their Affiliates and Associates are in compliance with clauses (B) and (C) of Section 2.1(a)(i) (or, after the Initial Standstill Period, clauses (B) and (C) of
Section 2.1(a)(ii)), the Beneficial Ownership of Sprint Voting Securities by FT, DT and their respective Affiliates and Associates does not exceed the Percentage Limitation set forth in clause (A) of Section 2.1(a)(i) (or, after the Initial Standstill Period, clause (A) of Section 2.1(a)(ii)) by more than 0.5% and the acquisitions of Beneficial Ownership which resulted in FT, DT and their respective Affiliates and Associates exceeding such

Percentage Limitation were undertaken in good faith and such applicable Percentage Limitation was exceeded inadvertently,
(iii) solely as a result of any readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock in accordance with the terms of the Articles, (iv) solely as a result of a redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH, Section 7 of the Articles, or (v) because FT, DT or their respective Affiliates or Associates acquire Beneficial Ownership of Sprint Voting Securities in excess of the applicable Percentage Limitations in reliance on information regarding the number of outstanding shares of Sprint provided directly to any of FT, DT and their respective Affiliates and Associates by Sprint in response to a request for such information by any of FT, DT and their respective Affiliates and Associates immediately prior to such purchase.

           (b) Notwithstanding Section 2.3(a), the applicable Percentage Limitations shall be deemed exceeded if (i) in the case of Section 2.3(a)(i), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock), (ii) in the case of Section 2.3(a)(ii), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified or has knowledge that one or more of the applicable Percentage Limitations has been exceeded, (iii) in the case of
Section 2.3(a)(iii), after a readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock which results in FT, DT and their respective Affiliates and Associates having Beneficial Ownership of Sprint Voting Securities in excess of any of the applicable Percentage Limitations, FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities, after being notified of, or having knowledge of such readjustment in the relative Voting Power, (iv) in the case of Section 2.3(a)(iv), after the redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH, Section 7 of the Articles which results in FT, DT and their respective Affiliates and Associates having Beneficial Ownership of Sprint Voting Securities in excess of any of the applicable Percentage Limitations, FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after being notified of, or having knowledge of, such redemption or conversion, and (v) in the case of Section 2.3(a)(v), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of additional Sprint Voting Securities after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by Sprint with correct information, unless in the case of clauses (i), (ii), (iii), (iv) and (v):

           (x) upon the acquisition of Beneficial Ownership of such additional Sprint Voting Securities, FT, DT and their respective Affiliates and Associates do not Beneficially Own in the aggregate more than any of the applicable Percentage Limitations, or

           (y) subject to the rights of Sprint in Section 5.7 of the Amended and Restated Stockholders' Agreement, such acquisition is effected pursuant to (A) the exercise of equity purchase rights by FT or DT pursuant to the Amended and Restated Stockholders' Agreement, or (B) market purchases which are made solely in lieu of the exercise of equity purchase rights by FT or DT pursuant to the Amended and Restated Stockholders' Agreement following the issuance of securities by Sprint, so long as (1) either (I) FT or DT, as the case may be, has irrevocably waived its rights to exercise the equity purchase rights in respect of which such market purchases are made in lieu thereof, or (II) the time period for the exercise of such equity purchase rights has expired without the exercise of such rights, and (2) following such market purchases, the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates does not exceed the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates which would have been in effect had FT, DT and their respective Affiliates exercised such equity purchase rights.

      Section 2.4. Sprint Rights Plan.

           (a) Notwithstanding the provisions of Sections 2.1 and 2.2, each of FT and DT agrees that it will not, and will cause each of its respective Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Sprint Voting Securities if such acquisition would result in FT or DT or any of their respective Affiliates being deemed an Acquiring Person (as such term is defined in the Sprint Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Sprint Rights Plan).

           (b) If the Sprint Board of Directors amends or waives the provisions of the Sprint Rights Plan in such a manner to permit an Other Holder to acquire Beneficial Ownership of Sprint Voting Securities having Votes in excess of the applicable Percentage Limitations without such acquisition resulting in the Other Holder being deemed an Acquiring Person or resulting in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event or makes any other changes to the Sprint Rights Plan which would permit any Other Holder to own Sprint Voting Securities having Votes in excess of the applicable Percentage Limitations without triggering adverse consequences under the Sprint Rights Plan to such Other Holder, then Sprint will amend or waive the provisions of the Sprint Rights Plan so that the Sprint Rights Plan does not impose any prohibition (including any prohibition on the ownership of Voting Securities), on FT, DT and their respective Affiliates and Associates which is more restrictive than the restrictions imposed on any Other Holder.


                            ARTICLE 3.

                OTHER STANDSTILL PROVISIONS; QUORUM

      Section 3.1. Standstill Covenants. Each of FT and DT agrees that it will not, and it will cause each of its respective
Affiliates and Associates not to, directly or indirectly, alone or in concert with others (including with any Government
Affiliate, Related Company or Qualified Stock

Purchaser), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below, except to the extent expressly permitted or provided for by the Amended Other Agreements and the Joint Venture Documents:

           (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

      (i)  any acquisition of Beneficial Ownership of Sprint
           Voting Securities or other equity interests in Sprint which would result in a breach of Article 2 of this Agreement;

      (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business, provided that nothing in this clause (ii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities in the manner contemplated by the Joint Venture Documents or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities;

      (iii)any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business, provided that nothing in this clause (iii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities; or

      (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to Sprint or any of its Affiliates;

           (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(b) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (c) form, join or participate in a Group with respect to any Sprint Voting Securities (other than any Group whose members consist solely of FT, DT, any of their respective
Affiliates and Associates and any Qualified Subsidiaries);

           (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to FT or DT or Qualified Subsidiaries or to individuals who are officers, employees or regular agents or advisors of FT or DT or Qualified Subsidiaries who have received specific instructions from FT, DT or Qualified Subsidiaries, as the case may be, as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

           (e) deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect, except for agreements solely among FT, DT and any Qualified Subsidiary;

           (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of the Class A Stock in connection with (i) the election of Class A Directors (as defined in the Articles),
(ii) the approval or disapproval of a Subject Event, Major Issuance or Major Competitor Transaction (each as defined in the Articles) during the period in which the holders of the Class A Stock are entitled to exercise disapproval rights with respect to such matter, (iii) any vote by the holders of Class A Common Stock, Series 3 FON Stock, or Series 3 PCS Stock with respect to which holders of each such class or series of stock is entitled to vote separately as a class, or (iv) any vote by the holders of the Class A Stock with respect to which such holders are entitled to vote together as a single class;

           (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(g) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may
(i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (h) enter into any discussions, negotiations, arrangements or understandings with any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

           (i) disclose to any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article II of the Stockholders' Agreement or form any such intention which would result in FT, DT or any of their respective Affiliates or Associates being required to make any such disclosure in any filing with a Governmental Authority or being required by Applicable Law to make a public announcement with respect thereto; or

           (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 3.1(j)) or the articles of incorporation or the bylaws of Sprint or any of its Affiliates.

      Section 3.2. Press Releases, Etc. by FT and DT.

           (a) Subject to Section 3.2(b), each of FT and DT may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, FT and DT will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and FT and DT will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

           (b) Notwithstanding the provisions of Section 3.2(a), unless required by Applicable Law, neither FT nor DT, nor any of their respective Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g), 3.1(h) or 3.1(j) without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 3.2 shall permit FT or DT to take any action which would otherwise violate any provision contained in Section 3.1.

      Section 3.3. Voting of Sprint Voting Securities. Except as set forth in Sections 3.1(d), 3.1(e) and 3.1(f), nothing in
Section 3.1 shall restrict the manner in which FT, DT and their respective Affiliates may vote their Sprint Voting Securities.

      Section 3.4. Quorum. Each of FT and DT shall use reasonable efforts to ensure that they shall be present, and shall use reasonable efforts to cause their respective Affiliates and Associates owning Sprint Voting Securities to be present, in each case, in person or by proxy, at all meetings of stockholders of Sprint so that all Sprint Voting Securities Beneficially Owned by FT and DT and their respective Affiliates and Associates shall be counted for purposes of determining the presence of a quorum at such meeting.

      Section 3.5. Notice of Proposals Regarding Acquisition Transactions. Each of FT and DT agrees that it will notify Sprint promptly if any inquiries or proposals which FT or DT reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, FT or DT or any of their respective Affiliates regarding any Acquisition Proposal involving Sprint or any purchase of any of the shares of capital stock of Sprint Beneficially Owned by FT, DT or any of their respective Affiliates pursuant to a tender offer or exchange offer.


                            ARTICLE 4.

                   OBLIGATIONS OF OTHER ENTITIES

      Section 4.1. Qualified Subsidiaries. FT and DT shall cause each Person which, as a result of the acquisition of Beneficial Ownership of any Sprint Voting Securities, would become a Qualified Subsidiary to execute a Qualified Subsidiary Standstill Agreement prior to and as a condition to the effectiveness of such acquisition.

      Section 4.2. Strategic Investors. FT and DT shall cause each Person which, as a result of an acquisition of Beneficial Ownership of any equity interest in a Qualified Subsidiary, would become a Strategic Investor (and any Person who Beneficially Owns more than 35% of the Voting Power, or otherwise Controls, such acquiring Person) to execute a Strategic Investor Standstill Agreement prior to and as a condition to the effectiveness of such acquisition.


                            ARTICLE 5.

                           MISCELLANEOUS

      Section 5.1. Termination. The provisions of this Agreement shall terminate if the Company proceeds with a transaction involving a Change of Control following the process described in
Section 4.1 of the Amended and Restated Stockholders' Agreement. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

      Section 5.2. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

      FT:       6 place d'Alleray
                75505 Paris Cedex 15
                France
                Attention: Group Executive Vice President
                           Resources
                Tel:  (33-1) 44-44-84-72
                Fax:  (33-1) 44-44-01-51

      with a copy to:
                6 place d'Alleray
                75505 Paris Cedex 15
                France
                Attention: General Counsel
                Tel:  (33-1) 44-44-84-76
                Fax:  (33-1) 44-12-40-35

      and with a copy to:
                Shearman & Sterling
                599 Lexington Avenue
                New York, New York 10022
                U.S.A.
                Attention: Alfred J. Ross, Jr., Esq.
                Tel:  (212) 848-4000
                Fax:  (212) 848-8434

      DT:       Friedrich-Ebert-Allee 140
                D-53113 Bonn
                Germany
                Attention:  Chief Executive Officer
                Tel:  49-228-181-9000
                Fax:  49-228-181-8970

      with a copy to:
                Cleary, Gottlieb, Steen & Hamilton
                One Liberty Plaza
                New York, New York 10006
                U.S.A.
                Attention: Robert P. Davis, Esq.
                Tel:  (212) 225-2000
                Fax:  (212) 225-3999

      Sprint:   2330 Shawnee Mission Parkway
                East Wing
                Westwood, Kansas  66205

                U.S.A.
                Attention:  General Counsel
                Tel:  (913) 624-8440
                Fax:  (913) 624-8426

      with a copy to:
                King & Spalding
                191 Peachtree Street
                Atlanta, Georgia  30303
                U.S.A.
                Attention:  Bruce N. Hawthorne, Esq.
                Tel:  (404) 572-4903
                Fax:  (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this Section 5.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

      Section 5.3. Assignment. No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

      Section 5.4. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

      Section 5.5. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

      Section 5.6. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

      Section 5.7. Governing Law; Dispute Resolution; Equitable
Relief.

           (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS
OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE
PRINCIPLES OF CONFLICTS OF LAW).

           (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

           (c) EACH OF FT AND DT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO FT AND DT IN THE MANNER PROVIDED IN
SECTION 5.2. FT AND DT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT FT AND DT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF FT AND DT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE

OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF FT AND DT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

           (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH TO THE EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

      Section 5.8. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, to the extent permitted by Applicable Law it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

      Section 5.9. Translation. The parties hereto have negotiated this Agreement in the English language, and have prepared successive drafts and the definitive text of this Agreement in the English language. For purposes of complying with loi n(degree) 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof. The parties deem the French and English versions of this Agreement to be equally authoritative.

      Section 5.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

      Section 5.11. Waiver of Immunity. Each of FT and DT agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). Each of FT and DT agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. ss. 1602, et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against FT or DT with respect to this Agreement.

      Section 5.12. Remedies. In addition to any other remedies which may be available to Sprint (including any remedies which Sprint may have at law or in equity):

           (a) Each of FT and DT agrees that Sprint shall have no obligation to honor transfers of Sprint Voting Securities or other equity interests in Sprint to FT, DT or any of their respective Affiliates or Associates which would cause any of FT, DT and their respective Affiliates or Associates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such transfers; and

           (b) FT and DT acknowledge the provisions set forth in ARTICLE SIXTH, Section 2.5 of the Articles, ARTICLE SIXTH,
Section 8.5(b) of the Articles, and Section 3.5 and Article VIII of the Amended and Restated Stockholders' Agreement relating to the consequences of a breach of certain provisions of this Agreement or any Qualified Subsidiary Standstill Agreement or to the consequences of certain actions taken by a Government Affiliate, Qualified Stock Purchaser, Strategic Investor or Related Company.

      IN WITNESS WHEREOF, Sprint, FT and DT have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.


                               SPRINT CORPORATION



                               By:____________________________
                               Name:
                               Title:


                               FRANCE TELECOM S.A.



                               By:____________________________
                               Name:
                               Title:



                               DEUTSCHE TELEKOM AG



                               By:____________________________
                               Name:
                               Title

                                                        EXHIBIT A


                       STANDSTILL AGREEMENT

      THIS STANDSTILL AGREEMENT (this "Agreement") dated as of _______ __, 1998 by and among SPRINT CORPORATION, a corporation formed under the laws of Kansas ("Sprint") and [QUALIFIED SUBSIDIARY], a [company] [partnership] formed under the laws of ______________ ("Transferee").


                          R E C I T A L S

      WHEREAS, Sprint, France Telecom S.A. and Deutsche Telekom
AG entered into an Investment Agreement dated as of July 31, 1995, as amended (the "Investment Agreement"), pursuant to which FT and DT purchased shares of capital stock of Sprint;

      WHEREAS, as a condition to Sprint's entering into the Investment Agreement, Sprint, FT and DT entered into a Standstill
Agreement dated as of July 31, 1995, which agreement was amended on June 24, 1997 (as so amended, the "Original Standstill
Agreement");

      WHEREAS, Sprint, FT and DT entered into a Master
Restructuring and Investment Agreement dated as of May 26, 1998,
(the "FT/DT Restructuring Agreement"), which contemplates, among other things, the purchase by FT and DT of shares of PCS Common
Stock -- Series 3, par value $ per share, of Sprint;

      WHEREAS, as a condition to its entering into the FT/DT Restructuring Agreement, Sprint required FT and DT to enter into that certain Amended and Restated Standstill Agreement dated as of _____________, 1998 (the "Standstill Agreement"), which contains certain restrictions on purchases of Sprint capital stock by FT and DT and their respective Affiliates and Associates and certain other limitations on FT and DT and their respective Affiliates and Associates;

      WHEREAS, Section 4.1 of the Standstill Agreement provides that FT and DT shall cause each Qualified Subsidiary which acquires any shares of Sprint Voting Securities to execute a Qualified Subsidiary Standstill Agreement prior to and as a condition to the effectiveness of such acquisition;

      WHEREAS, Transferee is a Qualified Subsidiary to which [FT and DT] has indicated that it intends to transfer Sprint Voting
Securities; and

      WHEREAS, this Agreement is the Qualified Subsidiary
Standstill Agreement which Transferee is executing in compliance with Section 4.1 of the Standstill Agreement.

      NOW, THEREFORE, in consideration of these premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferee and Sprint (each a "Party" and collectively the "Parties"), intending to be legally bound, hereby agree as follows:


                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

      Section 1.1. Certain Definitions. As used in this
Agreement, the following terms shall have the meanings specified below:

      "Acquisition Proposal" shall mean any proposal involving a transaction of the kind described in Section 8.6 of ARTICLE SIXTH of Sprint's Articles.

      "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that (a) no JV Entity shall be deemed an Affiliate of any Party unless (i) FT, DT and Atlas own a majority of the Voting Power of such JV Entity and Sprint does not have the Tie-Breaking Vote (as defined in Section 18.1 of the Joint Venture Agreement), (ii) FT, DT or Atlas has the Tie-Breaking Vote or (iii) FT, DT or any of their Affiliates cause such JV Entity to acquire Beneficial Ownership of any Sprint equity securities; (b) FT, DT and Sprint shall not be deemed Affiliates of each other; (c) Atlas shall be deemed an Affiliate of FT and DT; and (d) the term "Affiliate" shall not include any Government Affiliate.

      "Aggregate Foreign Ownership Limitation" shall mean the maximum aggregate percentage of equity interests of Sprint that may be Owned of Record or Voted by Aliens under Section 310(b)(4) of the Communications Act, without such ownership or voting resulting in the possible loss, or possible failure to secure the renewal or reinstatement, of any license or franchise of any Governmental Authority held by Sprint or any of its Affiliates to conduct any portion of the business of Sprint or such Affiliate, as such maximum aggregate percentage may be increased from time to time by amendments to such section or by waivers granted to Sprint by the FCC or by other determinations of the FCC, provided that if Section 310(b)(4) is repealed or otherwise made inapplicable to the ownership of Sprint capital stock by FT and DT, there shall be no Aggregate Foreign Ownership Limitation.

      "Amended and Restated Stockholders' Agreement" shall have the meaning set forth in Article VIII of the FT/DT Restructuring
Agreement.

      "Amended Other Agreements" shall mean the FT/DT Restructuring Agreement, the Amended and Restated Stockholders' Agreement, the Amended and Restated Registration Rights Agreement (as defined in the Amended and Restated Stockholders' Agreement), and the Amended and Restated Confidentiality Agreements (as defined in the Amended and Restated Stockholders' Agreement).

      "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:

           (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

           (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

           (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), provided that (i) Class A Common Stock, Sprint FON Stock and Sprint PCS Stock held by one of FT or DT or its Affiliates or Associates shall not also be deemed to be Beneficially Owned by the other of FT or DT or its Affiliates or Associates; (ii) Sprint FON Stock and Sprint PCS Stock shall not be deemed to be Beneficially Owned by FT, DT or their Affiliates or Associates by virtue of the top up rights and standby commitments granted under the Purchase Rights Agreement except to the extent that FT, DT or their Affiliates or Associates have (A) acquired shares of Sprint FON Stock or Sprint PCS Stock pursuant to the Purchase Rights Agreement, or (B) become irrevocably committed to acquire, and the Cable Partners have become irrevocably committed to sell, shares of Sprint FON Stock or Sprint PCS Stock pursuant to the Purchase Rights Agreement (with such Beneficial Ownership to be determined on a full-voting basis), subject only to customary closing conditions, if any; and (iii) FT, DT and their Affiliates and Associates shall not be deemed to Beneficially Own any incremental Voting Power resulting solely from the increase in Voting Power provided for by the application of Section 7.5(d) of the Articles.

      "Cable Partners" means Tele-Communications, Inc., Comcast Corporation, and Cox Communications, Inc., and any of their respective successors (by merger, consolidation, transfer or otherwise) to all or substantially all of their respective businesses or assets.

      "Class A Common Stock" shall mean the Class A Common Stock, par value U.S. $2.50 per share, of Sprint.

      "Class A Stock" shall mean the Class A Common Stock, the
Series 3 FON Stock and the Series 3 PCS Stock.

      "Communications Act" shall mean the United States
Communications Act of 1934 and the rules and regulations thereunder.

      "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to a Person or Group:

           (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

           (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

      "Controlled Affiliates," with respect to the Transferee, shall mean any Affiliates of the Transferee which are, directly or indirectly, controlled by the Transferee.

      "CP Closing" shall have the meaning set forth in Article
VIII of the FT/DT Restructuring Agreement.

      "DT" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "FT" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "FT/DT Restructuring Agreement" means the Master
Restructuring and Investment Agreement dated as of May 26, 1998 by and among Sprint, FT and DT.

      "Government Affiliate" shall mean any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly (other than by virtue of a government's inherent regulatory or statutory powers to control persons or entities within its jurisdiction), by any such Governmental Authority, provided that FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas shall not be Government Affiliates.

      "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

      "Initial Percentage Limitations" shall have the meaning set forth in Section 2.1(a)(i), as adjusted pursuant to Section
2.2(a).

      "Initial Standstill Period" shall have the meaning set forth in Section 2.1(a)(i).

      "Largest Other Holder" shall mean the Other Holder, if any, who Beneficially Owns a larger percentage of the Outstanding Sprint Voting Securities than any other Person, provided that, for purposes of this definition, FT, DT, their Affiliates and Associates and Qualified Stock Purchasers shall be considered a single Person.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the FON Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the PCS Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Other Holder" shall mean any Person other than (i) FT, DT, any of their respective Affiliates or Associates or any Qualified Stock Purchaser, (ii) Sprint, (iii) any Subsidiary of Sprint,
(iv) any employee benefit plan of Sprint or of any Subsidiary of Sprint, or (v) any Person organized, appointed or established by Sprint or any Subsidiary of Sprint for or pursuant to the terms of any such plan.

      "Outstanding Sprint FON Stock" shall mean the shares of Sprint FON Stock outstanding as of any particular date, plus (i) all shares of Sprint FON Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, and (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group.

      "Outstanding Sprint PCS Stock" shall mean the shares of Sprint PCS Stock outstanding as of any particular date, plus (i) all shares of Sprint PCS Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement, plus (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group as of such date.

      "Outstanding Sprint Voting Securities" shall mean (i) the Sprint Voting Securities outstanding as of any particular date, plus (ii) all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement.

      "Owned of Record or Voted by" shall have the meaning specified in Section 310(b)(4) of the Communications Act and published interpretations thereof by the FCC and the U.S. federal courts.

      "Percentage Limitations" shall have the meaning set forth in Sections 2.1(a)(i) and 2.1(a)(ii), each as adjusted pursuant to Section 2.2(a).

      "Percentage Limitation Adjustment Event" shall mean the acquisition by an Other Holder of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of the applicable Percentage Limitations as reflected in clause (A) of Section 2.1(a)(i) or clause (A) of Section 2.1(a)(ii), as the case may be, unless any of FT, DT or any Qualified Subsidiary shall have breached any of the provisions of Section 3.1 or 3.2 of this Agreement or any corresponding provision of any Qualified Subsidiary Standstill Agreement and such breach resulted in, or was intended to facilitate, such Other Holder's acquisition of Beneficial Ownership of Outstanding Sprint Voting Securities in excess of such applicable Percentage Limitations.

      "Percentage Ownership Interest" shall mean, with respect to any Person, that percentage of the Voting Power of Sprint represented by Votes associated with the Sprint Voting Securities owned of record by such Person or by its nominees.

      "Purchase Rights Agreement" shall mean the Top Up Rights
Agreement dated as of May 26, 1998 among FT, DT, Sprint and the
Cable Partners as in effect on such date.

      "Qualified Stock Purchaser Standstill Agreement" shall mean a Standstill Agreement in form and substance satisfactory to Sprint, FT and DT.

      "Qualified Subsidiary Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit A to the Standstill
Agreement.

      "Recapitalization" shall have the meaning set forth in
Article VIII of the FT/DT Restructuring Agreement.

      "Record Date Period" shall mean a period of ten Trading Days beginning on the ninth Trading Day (as defined in the Amended and Restated Stockholders' Agreement) before a record date for a meeting of Sprint's stockholders or for the payment of dividends and ending on (and including) such record date (which shall be a Trading Day).

      "Related Company" shall mean any Person not Controlled by FT or DT, but in which FT, DT and their respective Affiliates and Associates, individually or in the aggregate, directly or indirectly through one or more intermediaries, own securities entitling them to exercise in the aggregate more than 35 percent of the Voting Power of such Person.

      "Series 1 FON Stock" shall mean the FON Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created in connection with the Recapitalization.

      "Series 1 PCS Stock" shall mean the PCS Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 2 FON Stock" shall mean the FON Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 2 PCS Stock" shall mean the PCS Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 3 FON Stock" shall mean the FON Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 3 PCS Stock" shall mean the PCS Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Sprint" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Sprint FON Common Stock" shall mean (i) prior to the Recapitalization, the Common Stock, par value U.S. $2.50 per share, of Sprint, and (ii) following the Recapitalization, the Series 1 FON Stock and the Series 2 FON Stock.

      "Sprint FON Stock" shall mean the Sprint FON Common Stock and the Series 3 FON Stock.

      "Sprint PCS Common Stock" shall mean the Series 1 PCS Stock and the Series 2 PCS Stock.

      "Sprint PCS Preferred Stock" shall mean the Preferred Stock
-- Series 7, no par value, of Sprint, which is to be created prior to the CP Closing.

      "Sprint PCS Stock" shall mean the Sprint PCS Common Stock, the Sprint PCS Preferred Stock and the Series 3 PCS Stock.

      "Sprint Rights Plan" shall mean the Rights Agreement dated as of June 9, 1997, as amended, between Sprint and UMB Bank, n.a., as rights agent.

      "Sprint Voting Securities" shall mean the Sprint FON Common
Stock, the Sprint PCS Common Stock, the Sprint PCS Preferred
Stock, the Class A Stock and any other securities of Sprint having the right to Vote.

      "Strategic Investor" shall mean any Person which owns directly any equity interests in a Qualified Subsidiary, other than FT, DT, any wholly owned Subsidiary of FT or DT or a Passive
Financial Institution.

      "Strategic Investor Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit B to the Standstill
Agreement.

      "Subsequent Percentage Limitations" shall have the meaning set forth in Section 2.1(a)(ii), as adjusted pursuant to Section
2.2(a).

      "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body, provided that:

      (i) with respect to Sprint only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint;

      (ii) with respect to Sprint only, the term "Vote" shall include the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates Beneficially Owns or is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement;

      (iii) except as set forth in clause (iv) of this definition, with respect to Sprint only, in determining the number of Votes outstanding at any date and/or represented by any Sprint Voting Securities at any date, a record date for determining the stockholders entitled to vote shall be deemed to have been set by the Board of Directors of Sprint on each such date and accordingly the number of Votes represented by the Sprint PCS Stock on any given date shall be deemed to have been adjusted in the manner provided in Section 3.2 of Article SIXTH of the Articles as if such date were a record date for determining the stockholders entitled to vote; and

      (iv) notwithstanding clause (iii) of this definition, during a Record Date Period, the number of Votes outstanding at any date from and including the first day of such period and to and including the last day of such period and/or represented by any Sprint Voting Securities at any date during such period shall be determined in the manner provided in Section 3.2 of Article SIXTH with respect to the record date occurring on the last day of such Record Date Period including, in the case of a record date for the payment of dividends, as if such date were a record date for determining the stockholders entitled to vote.

      "Voting Power" shall mean, as to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity, provided that, in the case of Sprint, the term "Voting Power" shall mean the aggregate number of Votes represented by all Outstanding Sprint Voting Securities.

      In addition to the foregoing, each of the following terms shall have the respective meanings given to such term in Article I of the Amended and Restated Stockholders' Agreement: Alien, Applicable Law, Articles, Associate, Atlas, Change of Control, Class A Provisions, Exchange Act, FCC, France, Germany, Governmental Authority, Initial Charter Amendment, Joint Venture

Agreement, Joint Venture Documents, JV Entity, Passive Financial
Institution, Person, Qualified Stock Purchaser, Qualified
Subsidiary, SEC and Subsidiary.

      Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                            ARTICLE 2.

        RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
           TRANSFEREE AND ITS AFFILIATES AND ASSOCIATES

      Section 2.1. Acquisition Restrictions.

           (a) Subject to Sections 2.2, 2.3 and 2.4, Transferee agrees that it will not, and will cause each of its respective Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of:

      (i) any Sprint Voting Securities on or prior to July 31, 2010 (the "Initial Standstill Period"), if any of the following would occur: (A) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 20% of the Voting Power represented by the Outstanding Sprint Voting Securities, (B) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, or (C) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the

           Outstanding Sprint PCS Stock (clauses (A), (B) and (C) being collectively referred to as the "Initial
           Percentage Limitations"); or

      (ii) any Sprint Voting Securities after the Initial Standstill Period, if any of the following would occur: (A) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 30% of the Voting Power represented by the Outstanding Sprint Voting Securities, (B) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, (C) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates would represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint PCS Stock (clauses (A), (B) and (C) being collectively referred to as the "Subsequent Percentage Limitations"; the Initial Percentage Limitations and the Subsequent Percentage Limitations, as the case may be, also being referred to as the "Percentage Limitations"), or (D) the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates and Associates would exceed 80% of the Aggregate Foreign Ownership Limitation; or

     (iii) any Sprint nonvoting equity securities, but not including any "Derivative Security" (as defined in the Purchase Rights Agreement) purchased by FT or DT from the Cable Partners under the Purchase Rights Agreement so long as the acquisition of the shares acquired as a result of such derivative instruments is not otherwise in violation of this Agreement.

           (b) In addition to any other restrictions contained herein or in the Joint Venture Documents, the Parties agree that none of the Parties will cause any JV Entity to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any equity securities of Sprint.

      Section 2.2. Exception to Purchase Restrictions.

           (a) Subject to Section 2.4, if a Percentage Limitation Adjustment Event shall occur, then the applicable Percentage Limitations shall be increased to the extent necessary so that Sections 2.1(a)(i) and 2.1(a)(ii) do not prohibit Transferee from acquiring Beneficial Ownership of additional Sprint Voting Securities so long as each of the following conditions is satisfied: (i) the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates and any Qualified Stock Purchasers are no greater than the Votes represented by the Sprint Voting Securities Beneficially Owned by the Largest Other Holder, after giving effect to any dilution to such holder resulting from the operation of the Sprint Rights Plan, (ii) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group) and Sprint FON Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates do not represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint FON Stock, (iii) the Votes represented by the shares of Class A Common Stock (to the extent representing a Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group) and Sprint PCS Stock Beneficially Owned in the aggregate by FT, DT and their respective Affiliates and Associates do not represent in the aggregate more than 33% of the Voting Power represented by the Outstanding Sprint PCS Stock, and (iv) the Sprint Voting Securities Beneficially Owned in the aggregate by FT and DT and their respective Affiliates do not at any time exceed 80% of the Aggregate Foreign Ownership Limitation.

           (b) Subject to Section 2.4, if an acquisition by Transferee of Beneficial Ownership of additional Sprint Voting Securities otherwise permitted by Section 2.1(a)(ii) or 2.2(a) is prohibited thereunder due to clause (D) of Section 2.1(a)(ii) or due to clause (iv) of Section 2.2(a), then Transferee may assign to one or more non-Alien Qualified Stock Purchasers in accordance with Section 7.2 of the Amended and Restated Stockholders' Agreement its rights under Section 2.1(a)(ii) or 2.2(a) to purchase in the aggregate the number of shares of Sprint Voting Securities which equals the number of shares of Sprint Voting Securities the purchase of which is prohibited by clause (D) of
Section 2.1(a)(ii) or clause (iv) of Section 2.2(a), as the case may be.

      Section 2.3. Effect of Action by Sprint; Inadvertent
Action.

           (a) Subject to Section 2.3(b), Transferee shall not be deemed in violation of this Article 2 if the Beneficial Ownership of Sprint Voting Securities by FT, DT and their respective Affiliates and Associates exceeds the applicable Percentage Limitations (i) solely as a result of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock) that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by FT, DT and their respective Affiliates and Associates, (ii) if FT, DT and their Affiliates and Associates are in compliance with clauses (B) and (C) of Section 2.1(a)(i), the Beneficial Ownership of Sprint Voting Securities by FT, DT and their respective Affiliates and Associates does not exceed the Percentage Limitation set forth in clause (A) of Section 2.1(a)(i) (or, after the Initial Standstill Period, clause (A) of
Section 2.1(a)(ii)) by more than 0.5% and the acquisitions of Beneficial Ownership which resulted in FT, DT and their respective Affiliates and Associates exceeding such Percentage Limitation were undertaken in good faith and such applicable Percentage Limitation was exceeded inadvertently, (iii) solely as a result of any readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock in accordance with the terms of the Articles, (iv) solely as a result of a redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH,
Section 7 of the Articles, or (v) because FT, DT or their respective Affiliates or Associates acquire Beneficial Ownership of Sprint Voting Securities in excess of the applicable Percentage Limitations in reliance on information regarding the number of outstanding shares of Sprint provided directly to any of FT, DT and their respective Affiliates and Associates by Sprint in response to a request for such information by any of FT, DT and their respective Affiliates and Associates immediately prior to such purchase.

           (b) Notwithstanding Section 2.3(a), the applicable Percentage Limitations shall be deemed exceeded if (i) in the case of Section 2.3(a)(i), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock), (ii) in the case of Section 2.3(a)(ii), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified or has knowledge that one or more of the applicable Percentage Limitations has been exceeded, (iii) in the case of
Section 2.3(a)(iii), after a readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock which results in FT, DT and their respective Affiliates and Associates having Beneficial Ownership of Sprint Voting Securities in excess of any of the applicable Percentage Limitations, FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities, after being notified of, or having knowledge of such readjustment in the relative Voting Power, (iv) in the case of Section 2.3(a)(iv), after the redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH, Section 7 of the Articles which results in FT, DT and their respective Affiliates and Associates having Beneficial Ownership of Sprint Voting Securities in excess of any of the applicable Percentage Limitations, FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after being notified of, or having knowledge of, such redemption or conversion, and (v) in the case of Section 2.3(a)(v), FT, DT or any of their respective Affiliates or Associates acquires Beneficial Ownership of additional Sprint Voting Securities after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by Sprint with correct information, unless in the case of clauses (i), (ii), (iii), (iv) and (v):

           (x) upon the acquisition of Beneficial Ownership of such additional Sprint Voting Securities, FT, DT and their respective Affiliates and Associates do not Beneficially Own in the aggregate more than any of the applicable Percentage Limitations, or

           (y) subject to the rights of Sprint in Section 5.7 of the Amended and Restated Stockholders' Agreement, such acquisition is effected pursuant to (A) the exercise of equity purchase rights by Transferee, FT or DT pursuant to the Amended and Restated Stockholders' Agreement, or (B) market purchases which are made solely in lieu of the exercise of equity purchase rights by Transferee, FT or DT pursuant to the Amended and Restated Stockholders' Agreement following the issuance of securities by Sprint, so long as (1) either (I) Transferee, FT or DT, as the case may be, has irrevocably waived its rights to exercise the equity purchase rights in respect of which such market purchases are made in lieu thereof, or (II) the time period for the exercise of such equity purchase rights has expired without the exercise of such rights, and (2) following such market purchases, the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates does not exceed the Percentage Ownership Interest of FT, DT and their respective Affiliates and Associates which would have been in effect had FT, DT and their respective Affiliates exercised such equity purchase rights.

      Section 2.4. Sprint Rights Plan.

           (a) Notwithstanding the provisions of Sections 2.1 and 2.2, Transferee agrees that it will not, and will cause each of its Controlled Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Sprint Voting Securities if such acquisition would result in Transferee, any of the Controlled Affiliates of Transferee or FT or DT or any of their respective Affiliates being deemed an Acquiring Person (as such term is defined in the Sprint Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Sprint Rights Plan).

           (b) If the Sprint Board of Directors amends or waives the provisions of the Sprint Rights Plan in such a manner to permit an Other Holder to acquire Beneficial Ownership of Sprint Voting Securities having Votes in excess of the applicable Percentage Limitations without such acquisition resulting in the Other Holder being deemed an Acquiring Person or resulting in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event or makes any other changes to the Sprint Rights Plan which would permit any Other Holder to own Sprint Voting Securities having Votes in excess of the applicable Percentage Limitations without triggering adverse consequences under the Sprint Rights Plan to such Other Holder, then Sprint will amend or waive the provisions of the Sprint Rights Plan so that the Sprint Rights Plan does not impose any prohibition (including any prohibition on the ownership of Voting Securities), on FT, DT and their respective Affiliates and Associates which is more restrictive than the restrictions imposed on any Other Holder.


                            ARTICLE 3.

                OTHER STANDSTILL PROVISIONS; QUORUM

      Section 3.1. Standstill Covenants. Transferee agrees that it will not, and it will cause each of its Controlled Affiliates not to, directly or indirectly, alone or in concert with others (including with any Government Affiliate, Related Company or Qualified Stock Purchaser), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below, except to the extent expressly permitted or provided for by the Amended Other Agreements and the Joint Venture
Documents:

           (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

      (i)  any acquisition of Beneficial Ownership of Sprint
           Voting Securities or other equity interests in Sprint which would result in a breach of Article 2 of this Agreement;

      (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business, provided that nothing in this clause (ii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities in the manner contemplated by the Joint Venture Documents or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities;

     (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business, provided that nothing in this clause (iii) shall prohibit discussions by the Parties in connection with the conduct of the business of the JV Entities or in connection with offers by FT or DT to purchase equity interests owned by Sprint in the JV Entities; or

      (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to Sprint or any of its Affiliates;

           (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(b) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (c) form, join or participate in a Group with respect to any Sprint Voting Securities (other than any Group whose members consist solely of FT, DT, Transferee, any of their respective Affiliates and Associates and any Qualified
Subsidiaries);

           (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to FT or DT or Qualified Subsidiaries or to individuals who are officers, employees or regular agents or advisors of Transferee, FT or DT or Qualified Subsidiaries who have received specific instructions from FT, DT or Qualified Subsidiaries, as the case may be, as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

           (e) deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect, except for agreements solely among FT, DT, Transferee and any other Qualified Subsidiary;

           (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of the Class A Stock in connection with (i) the election of Class A Directors (as defined in the Articles),
(ii) the approval or disapproval of a Subject Event, Major Issuance or Major Competitor Transaction (each as defined in the Articles) during the period in which the holders of the Class A Stock are entitled to exercise disapproval rights with respect to such matter, (iii) any vote by the holders of Class A Common Stock, Series 3 FON Stock, or Series 3 PCS Stock with respect to which holders of each such class or series of stock is entitled to vote separately as a class, or (iv) any vote by the holders of the Class A Stock with respect to which such holders are entitled to vote together as a single class;

           (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(g) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may
(i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (h) enter into any discussions, negotiations, arrangements or understandings with any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

           (i) disclose to any Person (including any Government Affiliate, Related Company or Qualified Stock Purchaser) other than FT, DT, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article II of the Stockholders' Agreement or form any such intention which would result in FT, DT or any of their respective

Affiliates or Associates being required to make any such disclosure in any filing with a Governmental Authority or being required by Applicable Law to make a public announcement with respect thereto; or

           (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 3.1(j)) or the articles of incorporation or the bylaws of Sprint or any of its Affiliates.

      Section 3.2. Press Releases, Etc. by Transferee.

           (a) Subject to Section 3.2(b), Transferee may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, Transferee will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and Transferee will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

           (b) Notwithstanding the provisions of Section 3.2(a), unless required by Applicable Law, neither Transferee, nor any of its Controlled Affiliates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g), 3.1(h) or 3.1(j) without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 3.2 shall permit Transferee or its Controlled Affiliates to take any action which would otherwise violate any provision contained in Section 3.1.

      Section 3.3. Voting of Sprint Voting Securities. Except as set forth in Sections 3.1(d), 3.1(e) and 3.1(f), nothing in
Section 3.1 shall restrict the manner in which Transferee may vote its Sprint Voting Securities.

      Section 3.4. Quorum. Transferee shall use reasonable efforts to ensure that it and its Controlled Affiliates shall be present, in person or by proxy, at all meetings of stockholders of Sprint so that all Sprint Voting Securities Beneficially Owned by Transferee and its Controlled Affiliates shall be counted for purposes of determining the presence of a quorum at such meeting.

      Section 3.5. Notice of Proposals Regarding Acquisition Transactions. Transferee agrees that it will notify Sprint promptly if any inquiries or proposals which Transferee reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, Transferee or any of its Controlled Affiliates regarding any Acquisition Proposal involving Sprint or any purchase of any of the shares of capital stock of Sprint Beneficially Owned by Transferee or any of its Controlled Affiliates pursuant to a tender offer or exchange offer.


                            ARTICLE 4.

                           MISCELLANEOUS

      Section 4.1. Termination. The provisions of this Agreement shall terminate if Sprint proceeds with a transaction involving a Change of Control following the process described in Section 4.1 of the Amended and Restated Stockholders' Agreement. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

      Section 4.2. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

      Transferee:
                [specify notice address]

      Sprint:   2330 Shawnee Mission Parkway
                East Wing
                Westwood, Kansas  66205
                U.S.A.
                Attention:  General Counsel
                Tel: (913) 624-8440
                Fax: (913) 624-8426

      with a copy to:
                King & Spalding
                191 Peachtree Street
                Atlanta, Georgia  30303
                U.S.A.
                Attention: Bruce N. Hawthorne, Esq.
                Tel: (404) 572-4903
                Fax: (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

      Section 4.3. Assignment. No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

      Section 4.4. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

      Section 4.5. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

      Section 4.Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

      Section 4.6. Governing Law; Dispute Resolution; Equitable
Relief.

           (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS
OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE
PRINCIPLES OF CONFLICTS OF LAW).

           (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY

RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT
OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION
WITH THIS AGREEMENT.

           (c) TRANSFEREE HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO TRANSFEREE IN THE MANNER PROVIDED IN
SECTION 4.2. TRANSFEREE SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT TRANSFEREE WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. TRANSFEREE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. TRANSFEREE EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

           (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH TO THE EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY

REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION
WITH SUCH REMEDY.

      Section 4.8. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, to the extent permitted by Applicable Law it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

      Section 4.9. Translation. [Include the following if Transferee is a Qualified Subsidiary of FT: The parties hereto have negotiated this Agreement in the English language, and have prepared successive drafts and the definitive text of this Agreement in the English language. For purposes of complying with loi n(degree) 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof. The parties deem the French and English versions of this Agreement to be equally authoritative.] [Include the following if transferee is not a Qualified Subsidiary of FT:
This Agreement has been concluded in the English language and the original English version will govern in the event of any inconsistency between such version and any translation thereof.]

      Section 4.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

      Section 4.11. Waiver of Immunity. Transferee agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from setoff or counterclaim relating to this Agreement from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof (including any obligation for the payment of money). Transferee agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. ss. 1602, et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against Transferee with respect to this Agreement.

      Section 4.12. Remedies. In addition to any other remedies which may be available to Sprint (including any remedies which Sprint may have at law or in equity):

           (a) Transferee agrees that Sprint shall have no obligation to honor transfers of Sprint Voting Securities or other equity interests in Sprint to FT, DT or any of their respective Affiliates or Associates which would cause any of FT, DT and their respective Affiliates or Associates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such transfers; and

           (b) Transferee acknowledges the provisions set forth in ARTICLE SIXTH, Section 2.5 of the Articles, ARTICLE SIXTH,
Section 8.5(b) of the Articles, and Section 3.5 and Article VIII of the Amended and Restated Stockholders' Agreement relating to the consequences of a breach of certain provisions of this Agreement or any Qualified Subsidiary Standstill Agreement or to the consequences of certain actions taken by a Government Affiliate, Qualified Stock Purchaser, Strategic Investor or Related Company.

      IN WITNESS WHEREOF, Sprint and Transferee have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.


                               SPRINT CORPORATION



                               By:______________________
                               Name:
                               Title:


                               [QUALIFIED SUBSIDIARY]



                               By:______________________
                               Name:
                               Title:

                                                        EXHIBIT B


                       STANDSTILL AGREEMENT

      THIS STANDSTILL AGREEMENT (this "Agreement") dated as of _______ __, 1998 by and among SPRINT CORPORATION, a corporation formed under the laws of Kansas ("Sprint"), [STRATEGIC INVESTOR], a [company] [partnership] formed under the laws of ___________ ("Investor"), and [PARENT] ("Parent" shall include any entity that Controls (as such term is defined in the Stockholders' Agreement) the Investor);


                          R E C I T A L S

      WHEREAS, Sprint, France Telecom S.A. ("FT") and Deutsche Telekom AG ("DT") entered into an Investment Agreement dated as of July 31, 1995, as amended (the "Investment Agreement"), pursuant to which FT and DT purchased shares of capital stock of Sprint;

      WHEREAS, as a condition to Sprint's entering into the Investment Agreement, Sprint, FT and DT entered into a Standstill
Agreement dated as of July 31, 1995, which agreement was amended on June 24, 1997 (as so amended, the "Original Standstill
Agreement");

      WHEREAS, Sprint, FT and DT entered into a Master
Restructuring and Investment Agreement dated as of May 26, 1998,
(the "FT/DT Restructuring Agreement"), which contemplates, among other things, the purchase by FT and DT of shares of PCS Common
Stock -- Series 3, par value $ per share, of Sprint;

      WHEREAS, as a condition to its entering into the FT/DT Restructuring Agreement, Sprint has required that FT and DT enter into that certain Standstill Agreement dated as of __________, 1998 (the "Standstill Agreement"), which contains certain restrictions on purchases of Sprint capital stock by FT and DT and their respective Affiliates and Associates and certain other limitations on FT and DT and their respective Affiliates and Associates;

      WHEREAS, Section 2.2 of the Stockholders' Agreement provides that FT and DT may, under certain circumstances and in accordance with the terms of Section 2.2 of the Stockholders' Agreement, transfer shares of Class A Stock to one or more Qualified Subsidiaries, each of which Qualified Subsidiaries shall execute a Qualified Subsidiary Standstill Agreement prior to and as a condition to the effectiveness of such transfer;

      WHEREAS, under the terms of the Investment Agreement and the Stockholders' Agreement, Strategic Investors collectively are permitted to own up to 20% of the equity interests in a Qualified
Subsidiary, provided that any such Strategic Investor has executed a Strategic Investor Standstill Agreement;

      WHEREAS, Investor has indicated an intention to become a holder of equity interests in [specify Qualified Subsidiary in which Investor is seeking to invest]; and

      WHEREAS, this Agreement is a Strategic Investor Standstill
Agreement which Investor is executing in accordance with Section
2.2 of the Stockholders' Agreement and Section 4.2 of the Standstill Agreement.

      NOW, THEREFORE, in consideration of these premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Investor, Parent and Sprint (each a "Party" and collectively the "Parties"), intending to be legally bound, hereby agree as follows:


                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

      Section 1.1. Certain Definitions. As used in this
Agreement, the following terms shall have the meanings specified below:

      "Acquisition Proposal" shall mean any proposal involving a transaction of the kind described in Section 8.6 of ARTICLE SIXTH of Sprint's Articles.

      "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that Investor and Parent shall not be deemed Affiliates of Sprint, and provided further, that the term "Affiliate" with respect to FT and DT, shall have the meaning set forth in the Standstill Agreement.

      "Amended and Restated Stockholders' Agreement" shall have the meaning set forth in Article VIII of the FT/DT Restructuring
Agreement.

      "Amended Other Agreements" shall mean the FT/DT Restructuring Agreement, the Amended and Restated Stockholders' Agreement, the Amended and Restated Registration Rights Agreement (as defined in the Amended and Restated Stockholders' Agreement), and the Amended and Restated Confidentiality Agreements (as defined in the Amended and Restated Stockholders' Agreement).

      "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:

           (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

           (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

           (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof).

      "Class A Common Stock" shall mean the Class A Common Stock, par value U.S. $2.50 per share, of Sprint.

      "Class A Stock" shall mean the Class A Common Stock, the
Series 3 FON Stock and the Series 3 PCS Stock.

      "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to a Person or Group:

           (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

           (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

      "CP Closing" shall have the meaning set forth in Article
VIII of the FT/DT Restructuring Agreement.

      "DT" shall have the meaning set forth in the Recitals to this Agreement.

      "FT" shall have the meaning set forth in the Recitals to this Agreement.

      "FT/DT Restructuring Agreement" means the Master
Restructuring and Investment Agreement dated as of May 26, 1998 by and among Sprint, FT and DT.

      "Government Affiliate" shall mean any Governmental Authority of France or Germany or any other Person Controlled, directly or indirectly (other than by virtue of a government's inherent regulatory or statutory powers to control persons or entities within its jurisdiction), by any such Governmental Authority, provided that FT, DT, Atlas and any other Person directly, or indirectly through one or more intermediaries, Controlled by FT, DT or Atlas shall not be Government Affiliates.

      "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the FON Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the PCS Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Outstanding Sprint FON Stock" shall mean the shares of Sprint FON Stock outstanding as of any particular date, plus (i) all shares of Sprint FON Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, and (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group.

      "Outstanding Sprint PCS Stock" shall mean the shares of Sprint PCS Stock outstanding as of any particular date, plus (i) all shares of Sprint PCS Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement, plus (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group as of such date.

      "Outstanding Sprint Voting Securities" shall mean (i) the Sprint Voting Securities outstanding as of any particular date, plus (ii) all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement.

      "Qualified Stock Purchaser Standstill Agreement" shall mean a Standstill Agreement in form and substance satisfactory to Sprint, FT and DT.

      "Qualified Subsidiary Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit A.

      "Recapitalization" shall have the meaning set forth in
Article VIII of the FT/DT Restructuring Agreement.

      "Record Date Period" shall mean a period of ten Trading Days beginning on the ninth Trading Day (as defined in the Amended and Restated Stockholders' Agreement) before a record date for a meeting of Sprint's stockholders or for the payment of dividends and ending on (and including) such record date (which shall be a Trading Day).

      "Related Company" shall mean any Person not Controlled by FT or DT, but in which FT, DT and their respective Affiliates and Associates, individually or in the aggregate, directly or indirectly through one or more intermediaries, own securities entitling them to exercise in the aggregate more than 35 percent of the Voting Power of such Person.

      "Series 1 FON Stock" shall mean the FON Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created in connection with the Recapitalization.

      "Series 1 PCS Stock" shall mean the PCS Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 2 FON Stock" shall mean the FON Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 2 PCS Stock" shall mean the PCS Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 3 FON Stock" shall mean the FON Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 3 PCS Stock" shall mean the PCS Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Sprint" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Sprint FON Common Stock" shall mean (i) prior to the Recapitalization, the Common Stock, par value U.S. $2.50 per share, of Sprint, and (ii) following the Recapitalization, the Series 1 FON Stock and the Series 2 FON Stock.

      "Sprint FON Stock" shall mean the Sprint FON Common Stock and the Series 3 FON Stock.

      "Sprint PCS Common Stock" shall mean the Series 1 PCS Stock and the Series 2 PCS Stock.

      "Sprint PCS Preferred Stock" shall mean the Preferred Stock
-- Series 7, no par value, of Sprint, which is to be created prior to the CP Closing.

      "Sprint PCS Stock" shall mean the Sprint PCS Common Stock, the Sprint PCS Preferred Stock and the Series 3 PCS Stock.

      "Sprint Rights Plan" shall mean the Rights Agreement dated as of June 9, 1997, as amended, between Sprint and UMB Bank, n.a., as rights agent.

      "Sprint Voting Securities" shall mean the Sprint FON Common
Stock, the Sprint PCS Common Stock, the Sprint PCS Preferred
Stock, the Class A Stock and any other securities of Sprint having the right to vote.

      "Standstill Agreement" shall have the meaning set forth in the Recitals to this Agreement.

      "Strategic Investor" shall mean any Person which owns directly any equity interests in a Qualified Subsidiary, other than FT, DT, any wholly owned Subsidiary of FT or DT or a Passive
Financial Institution.

      "Strategic Investor Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit B attached to the Standstill Agreement.

      "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body, provided that:

      (i) with respect to Sprint only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint;

      (ii) with respect to Sprint only, the term "Vote" shall include the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates Beneficially Owns or is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement;

      (iii) except as set forth in clause (iv) of this definition, with respect to Sprint only, in determining the number of Votes outstanding at any date and/or represented by any Sprint Voting Securities at any date, a record date for determining the stockholders entitled to vote shall be deemed to have been set by the Board of Directors of Sprint on each such date and accordingly the number of Votes represented by the Sprint PCS Stock on any given date shall be deemed to have been adjusted in the manner provided in Section 3.2 of Article SIXTH of the Articles as if such date were a record date for determining the stockholders entitled to vote; and

      (iv) notwithstanding clause (iii) of this definition, during a Record Date Period, the number of Votes outstanding at any date from and including the first day of such period and to and including the last day of such period and/or represented by any Sprint Voting Securities at any date during such period shall be determined in the manner provided in Section 3.2 of Article SIXTH with respect to the record date occurring on the last day of such Record Date Period including, in the case of a record date for the payment of dividends, as if such date were a record date for determining the stockholders entitled to vote.

      "Voting Power" shall mean, as to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity, provided that, in the case of Sprint, the term "Voting Power" shall mean the aggregate number of Votes represented by all Outstanding Sprint Voting Securities.

      In addition to the foregoing, each of the following terms shall have the respective meanings given to such term in Article I of the Amended and Restated Stockholders' Agreement: Alien, Applicable Law, Articles, Associate, Atlas, Change of Control, Class A Provisions, Exchange Act, FCC, France, Germany, Governmental Authority, Initial Charter Amendment, Joint Venture Agreement, Joint Venture Documents, JV Entity, Major Competitor, Person, Qualified Stock Purchaser, Qualified Subsidiary, SEC and Subsidiary.

      Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                            ARTICLE 2.

        RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
       INVESTOR, PARENT AND THEIR AFFILIATES AND ASSOCIATES

      Section 2.1. Acquisition Restrictions. Subject to Section 2.2, each of Investor and Parent agrees that it will not, and will cause each of its Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of Sprint Voting Securities other than through its ownership of equity interests in [specify Qualified Subsidiary in which Investor is seeking to invest].

      Section 2.2. Sprint Rights Plan. Each of Investor and Parent agrees that it will not, and will cause each of its respective Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Sprint Voting Securities if such acquisition would result in Investor or Parent or any of their respective Affiliates being deemed an Acquiring Person (as such term is defined in the Sprint Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Sprint Rights Plan).


                            ARTICLE 3.

                OTHER STANDSTILL PROVISIONS; QUORUM

      Section 3.1. Standstill Covenants. Each of Investor and Parent agrees that it will not, and it will cause each of its respective Affiliates and Associates not to, directly or indirectly, alone or in concert with others (including with any of FT, DT, any Qualified Subsidiary, any Qualified Stock Purchaser, any other Strategic Investor or any Related Company or any of their respective Affiliates), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below, except to the extent expressly permitted or provided for by the Amended Other Agreements:

           (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

      (i)  any acquisition of Beneficial Ownership of Sprint
           Voting Securities or other equity interests in Sprint which would result in a breach of Article 2 of this Agreement;

      (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business;

     (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business; or

      (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to Sprint or any of its Affiliates;

           (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(b) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (c) form, join or participate in a Group with respect to any Sprint Voting Securities (other than any Group whose members consist solely of Investor, Parent and any of their Affiliates or Associates);

           (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to individuals who are officers, employees or regular agents or advisors of Investor who have received specific instructions from Investor, as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

           (e) deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting Securities or other agreement having similar effect, except for agreements solely among Investor and Parent;

           (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of the Class A Stock in connection with (i) the election of Class A Directors (as defined in the Articles),
(ii) the approval or disapproval of a Subject Event, Major Issuance or Major Competitor Transaction (each as defined in the Articles) during the period in which the holders of the Class A Stock are entitled to exercise disapproval rights with respect to such matter, (iii) any vote by the holders of Class A Common Stock, Series 3 FON Stock, or Series 3 PCS Stock with respect to which holders of each such class or series of stock is entitled to vote separately as a class, or (iv) any vote by the holders of the Class A Stock with respect to which such holders are entitled to vote together as a single class;

           (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(g) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may
(i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (h) enter into any discussions, negotiations, arrangements or understandings with any Person (including any of FT, DT, any Qualified Subsidiary, any Qualified Stock Purchaser, any other Strategic Investor, or any Related Company or any of their respective Affiliates) other than the directors, officers, employees, agents or advisors of Investor or Parent with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

           (i) disclose to any Person (including any of FT, DT, any Qualified Subsidiary, any Qualified Stock Purchaser, any other Strategic Investor, or any Related Company or any of their respective Affiliates) other than the directors, officers, employees, agents or advisors of Investor or Parent any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article II of the Amended and Restated Stockholders' Agreement or form any such intention which would result in Investor or Parent or any of their respective Affiliates or Associates being required to make any such disclosure in any filing with a Governmental Authority or being required by Applicable Law to make a public announcement with respect thereto; or

           (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 3.1(j)) or the articles of incorporation or the bylaws of Sprint or any of its Affiliates.

      Section 3.2. Press Releases, Etc. by Investor and Parent.

           (a) Subject to Section 3.2(b), each of Investor and Parent may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, Investor and Parent will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and Investor and Parent will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

           (b) Notwithstanding the provisions of Section 3.2(a), unless required by Applicable Law, neither Investor nor Parent nor any of their respective Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g), 3.1(h) or 3.1(j) without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 3.2 shall permit Investor or Parent to take any action which would otherwise violate any provision contained in Section 3.1.

      Section 3.3. Notice of Proposals Regarding Acquisition Transactions. Each of Investor and Parent agrees that it will notify Sprint promptly if any inquiries or proposals which Investor or Parent reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, Investor or Parent or any of their respective Affiliates regarding any Acquisition Proposal involving Sprint or any purchase of any of the shares of capital stock of Sprint Beneficially Owned by Investor, Parent or any of their respective Affiliates pursuant to a tender offer or exchange offer.


                            ARTICLE 4.

                           MISCELLANEOUS

      Section 4.1. Termination. The provisions of this Agreement shall terminate if Sprint proceeds with a transaction involving a Change of Control following the process described in Section 4.1 of the Amended and Restated Stockholders' Agreement. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

      Section 4.2. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

      Investor: [Specify notice address]

      Parent:   [Specify notice address]

      Sprint:   2330 Shawnee Mission Parkway
                East Wing
                Westwood, Kansas  66205
                U.S.A.
                Attention:  General Counsel
                Tel:  (913) 624-8440
                Fax:  (913) 624-8426
      with a copy to:

                King & Spalding
                191 Peachtree Street
                Atlanta, Georgia  30303
                U.S.A.
                Attention:  Bruce N. Hawthorne, Esq.
                Tel:  (404) 572-4903
                Fax:  (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

      Section 4.3. Assignment. No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

      Section 4.4. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

      Section 4.5. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

      Section 4.6. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

      Section 4.7. Governing Law; Dispute Resolution; Equitable
Relief.

           (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS
OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE
PRINCIPLES OF CONFLICTS OF LAW).

           (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

           (c) EACH OF INVESTOR AND PARENT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO INVESTOR AND PARENT IN THE MANNER PROVIDED IN SECTION 4.2. INVESTOR AND PARENT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT INVESTOR AND PARENT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF INVESTOR AND PARENT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH

OF INVESTOR AND PARENT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING
WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE
OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

           (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH TO THE EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

      Section 4.8. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, to the extent permitted by Applicable Law it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

      Section 4.9. Language. [Include the following if Investor or Parent is a Governmental Authority of France: The parties hereto have negotiated this Agreement in the English language, and have prepared successive drafts and the definitive text of this Agreement in the English language. For purposes of complying with loi nombre 94-665 du 4 aout 1994 relative a l'emploi de la langue francaise, the parties hereto have prepared a French version of this Agreement, which French version was executed and delivered simultaneously with the execution and delivery of the English version hereof. The parties deem the French and English versions of this Agreement to be equally authoritative.] [Include the following if Investor and Parent are not Governmental Authorities of France: This Agreement has been concluded in the English language and the original English version will govern in the event of any inconsistency between such version and any translation thereof.]

      Section 4.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

      Section 4.11. Remedies. In addition to any other remedies which may be available to Sprint (including any remedies which Sprint may have at law or in equity):

           (a) Each of Investor and Parent agrees that Sprint shall have no obligation to honor transfers of Sprint Voting Securities or other equity interests in Sprint to Investor, Parent or any of their respective Affiliates or Associates which would cause any of Investor, Parent and their respective Affiliates or Associates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such transfers; and

           (b) Investor and Parent acknowledge the provisions set forth in ARTICLE SIXTH, Section 2.5 of the Articles, ARTICLE SIXTH, Section 8.5(b) of the Articles, and Section 3.5 and
Article VIII of the Amended and Restated Stockholders' Agreement relating to the consequences of a breach of certain provisions of this Agreement or any Qualified Subsidiary Standstill Agreement or to the consequences of certain actions taken by a Government Affiliate, Qualified Stock Purchaser, Strategic Investor or Related Company.

      IN WITNESS WHEREOF, Sprint, Investor and Parent have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.


                               SPRINT CORPORATION



                               By:_____________________
                               Name:
                               Title:


                               [STRATEGIC INVESTOR]



                               By:_____________________
                               Name:
                               Title:



                               [PARENT]



                               By:_____________________
                               Name:
                               Title

                                                        EXHIBIT C


                       STANDSTILL AGREEMENT

      THIS STANDSTILL AGREEMENT (this "Agreement") dated as of _______ __, 1998 by and among SPRINT CORPORATION, a corporation formed under the laws of Kansas ("Sprint"), [QUALIFIED STOCK PURCHASER], a [company] [partnership] formed under the laws of ___________ ("Buyer"), and [PARENT] ("Parent" shall include any entity that Controls (as such term is defined in the Stockholders' Agreement) the Buyer);



                          R E C I T A L S

      WHEREAS, Sprint, France Telecom S.A. ("FT") and Deutsche Telekom AG ("DT") entered into an Investment Agreement dated as of July 31, 1995, as amended (the "Investment Agreement"), pursuant to which FT and DT purchased shares of capital stock of Sprint;

      WHEREAS, as a condition to Sprint's entering into the Investment Agreement, Sprint, FT and DT entered into a Standstill
Agreement dated as of July 31, 1995, which agreement was amended on June 24, 1997 (as so amended, the "Original Standstill
Agreement");

      WHEREAS, Sprint, FT and DT entered into a Master
Restructuring and Investment Agreement dated as of May 26, 1998,
(the "FT/DT Restructuring Agreement"), which contemplates, among other things, the purchase by FT and DT of shares of PCS Common
Stock -- Series 3, par value $ per share, of Sprint;

      WHEREAS, as a condition to its entering into the FT/DT Restructuring Agreement, Sprint required FT and DT to enter into that certain Amended and Restated Standstill Agreement dated as of _____________, 1998 (the "Standstill Agreement"), which contains certain restrictions on purchases of Sprint capital stock by FT and DT and their respective Affiliates and Associates and certain other limitations on FT and DT and their respective Affiliates and Associates;

      WHEREAS, Section 2.2(b) of the Standstill Agreement provides that FT and DT may, under certain circumstances and in accordance with the terms of Section 7.2 of the Amended and Restated Stockholders' Agreement or Section 2.2(b) of the Standstill Agreement, assign their right to purchase shares of Class A Stock to a Qualified Stock Purchaser, which Qualified Stock Purchaser shall execute a Qualified Stock Purchaser Standstill Agreement prior to and as a condition to the effectiveness of such assignment;

      WHEREAS, Article VI of the Stockholders' Agreement provides that Class A Holders may, under certain circumstances and in accordance with the terms of Section 7.2 of the Stockholders' Agreement, assign their right to purchase from Sprint shares of Class A Stock to a Qualified Stock Purchaser, which Qualified Stock Purchaser shall execute a Qualified Stock Purchaser Standstill Agreement prior to and as a condition to the effectiveness of such assignment;

      WHEREAS, Buyer is a Qualified Stock Purchaser to which [name of Class A Holder making assignment] has indicated an intention to transfer its right to purchase certain shares of Class A Stock representing ___% of the Voting Power of Sprint; and

      NOW, THEREFORE, in consideration of these premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Sprint, Buyer and Parent (each a "Party" and collectively the "Parties"), intending to be legally bound, hereby agree as follows:


                            ARTICLE 1.

                   DEFINITIONS AND CONSTRUCTION

      Section 1.1. Certain Definitions. As used in this
Agreement, the following terms shall have the meanings specified below:

      "Acquisition Proposal" shall mean any proposal involving a transaction of the kind described in Section 8.6 of ARTICLE SIXTH of Sprint's Articles.

      "Affiliate" shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, provided that Buyer and Parent shall not be deemed Affiliates of Sprint, and provided further that the term "Affiliate" with respect to FT and DT shall have the meaning set forth in the Standstill Agreement.

      "Amended and Restated Stockholders' Agreement" shall have the meaning set forth in Article VIII of the FT/DT Restructuring
Agreement.

      "Amended Other Agreements" shall mean the FT/DT Restructuring Agreement, the Amended and Restated Stockholders' Agreement, the Amended and Restated Registration Rights Agreement (as defined in the Amended and Restated Stockholders' Agreement), and the Amended and Restated Confidentiality Agreements (as defined in the Amended and Restated Stockholders' Agreement).

      "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which:

           (a) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the FT/DT Restructuring Agreement and the Amended and

Restated Stockholders' Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

           (b) has, or any of whose Affiliates or Associates has, directly or indirectly, the right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

           (c) has, or any of whose Affiliates or Associates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof).

      "Class A Common Stock" shall mean the Class A Common Stock, par value U.S. $2.50 per share, of Sprint.

      "Class A Stock" shall mean the Class A Common Stock, the
Series 3 FON Stock and the Series 3 PCS Stock.

      "Control" (including, with its correlative meanings, "Controlled by" and "under common Control with") shall mean, with respect to a Person or Group:

           (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

           (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; or (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

      "DT" shall have the meaning set forth in the Recitals to this Agreement.

      "FT" shall have the meaning set forth in the Recitals to this Agreement.

      "FT/DT Restructuring Agreement" means the Master
Restructuring and Investment Agreement dated as of May 26, 1998 by and among Sprint, FT and DT.

      "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the FON Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Number of Shares Issuable With Respect to the Class A
Equity Interest in the PCS Group" shall have the meaning set forth in ARTICLE SIXTH, Section 10 of the Articles of Incorporation of Sprint, as amended from time to time.

      "Outstanding Sprint FON Stock" shall mean the shares of Sprint FON Stock outstanding as of any particular date, plus (i) all shares of Sprint FON Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the FT/DT Restructuring Agreement and the Amended and Restated Stockholders' Agreement, and (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the FON Group.

      "Outstanding Sprint PCS Stock" shall mean the shares of Sprint PCS Stock outstanding as of any particular date, plus (i) all shares of Sprint PCS Stock which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement, plus (ii) the aggregate Number of Shares Issuable With Respect to the Class A Equity Interest in the PCS Group as of such date.

      "Outstanding Sprint Voting Securities" shall mean (i) the Sprint Voting Securities outstanding as of any particular date, plus (ii) all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement.

      "Percentage Limitation" shall have the meaning set forth in
Section 2.1.

      "Percentage Ownership Interest" shall mean, with respect to any Person, that percentage of the Voting Power of Sprint represented by Votes associated with the Sprint Voting Securities owned of record by such Person or by its nominees.

      "Qualified Stock Purchaser Standstill Agreement" shall mean a Standstill Agreement in form and substance satisfactory to Sprint, FT and DT.

      "Qualified Subsidiary Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit A to the Standstill
Agreement.

      "Recapitalization" shall have the meaning set forth in
Article VIII of the FT/DT Restructuring Agreement.

      "Record Date Period" shall mean a period of ten Trading Days beginning on the ninth Trading Day (as defined in the Amended and Restated Stockholders' Agreement) before a record date for a meeting of Sprint's stockholders or for the payment of dividends and ending on (and including) such record date (which shall be a Trading Day).

      "Related Company" shall mean any Person not Controlled by Buyer or Parent, but in which Buyer, Parent and their respective Affiliates and Associates, individually or in the aggregate, directly or indirectly through one or more intermediaries, own securities entitling them to exercise in the aggregate more than 35 percent of the Voting Power of such Person.

      "Series 1 FON Stock" shall mean the FON Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created in connection with the Recapitalization.

      "Series 1 PCS Stock" shall mean the PCS Common Stock --
Series 1, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 2 FON Stock" shall mean the FON Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 2 PCS Stock" shall mean the PCS Common Stock --
Series 2, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Series 3 FON Stock" shall mean the FON Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Subsequent Charter Amendment.

      "Series 3 PCS Stock" shall mean the PCS Common Stock --
Series 3, par value U.S. $___ per share, of Sprint to be created by the Initial Charter Amendment.

      "Sprint" shall have the meaning set forth in the introductory paragraph of this Agreement.

      "Sprint FON Common Stock" shall mean (i) prior to the Recapitalization, the Common Stock, par value U.S. $2.50 per share, of Sprint, and (ii) following the Recapitalization, the Series 1 FON Stock and the Series 2 FON Stock.

      "Sprint FON Stock" shall mean the Sprint FON Common Stock and the Series 3 FON Stock.

      "Sprint PCS Common Stock" shall mean the Series 1 PCS Stock and the Series 2 PCS Stock.

      "Sprint PCS Preferred Stock" shall mean the Preferred Stock
-- Series 7, no par value, of Sprint, which is to be created prior to the CP Closing.

      "Sprint PCS Stock" shall mean the Sprint PCS Common Stock, the Sprint PCS Preferred Stock and the Series 3 PCS Stock.

      "Sprint Rights Plan" shall mean the Rights Agreement dated as of June 9, 1997, as amended, between Sprint and UMB Bank, n.a., as rights agent.

      "Sprint Voting Securities" shall mean the Sprint FON Common
Stock, the Sprint PCS Common Stock, the Sprint PCS Preferred
Stock, the Class A Stock and any other securities of Sprint having the right to Vote.

      "Strategic Investor" shall mean any Person which owns directly any equity interests in a Qualified Subsidiary, other than FT, DT, any wholly owned Subsidiary of FT or DT or a Passive
Financial Institution.

      "Strategic Investor Standstill Agreement" shall mean a
Standstill Agreement in the form of Exhibit B to Standstill
Agreement.

      "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body, provided that:

      (i) with respect to Sprint only, the term "Vote" shall mean the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights such as those set forth in the Class A Provisions) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint;

      (ii) with respect to Sprint only, the term "Vote" shall include the aggregate number of Votes represented by all Sprint Voting Securities which as of such date any of FT or DT or any of their respective Affiliates Beneficially Owns or is committed to acquire from Sprint or has the right to acquire (or to commit to acquire) from Sprint pursuant to the Amended and Restated Stockholders' Agreement;

      (iii) except as set forth in clause (iv) of this definition, with respect to Sprint only, in determining the number of Votes outstanding at any date and/or represented by any Sprint Voting Securities at any date, a record date for determining the stockholders entitled to vote shall be deemed to have been set by the Board of Directors of Sprint on each such date and accordingly the number of Votes represented by the Sprint PCS Stock on any given date shall be deemed to have been adjusted in the manner provided in Section 3.2 of Article SIXTH of the Articles as if such date were a record date for determining the stockholders entitled to vote; and

      (iv) notwithstanding clause (iii) of this definition, during a Record Date Period, the number of Votes outstanding at any date from and including the first day of such period and to and including the last day of such period and/or represented by any Sprint Voting Securities at any date during such period shall be determined in the manner provided in Section 3.2 of Article SIXTH with respect to the record date occurring on the last day of such Record Date Period including, in the case of a record date for the payment of dividends, as if such date were a record date for determining the stockholders entitled to vote.

      "Voting Power" shall mean, as to any entity as at any date, the aggregate number of Votes outstanding as at such date in respect of such entity, provided that, in the case of Sprint, the term "Voting Power" shall mean the aggregate number of Votes represented by all Outstanding Sprint Voting Securities.

      In addition to the foregoing, each of the following terms shall have the respective meanings given to such term in Article I of the Amended and Restated Stockholders' Agreement: Alien, Applicable Law, Articles, Associate, Atlas, Change of Control, Class A Provisions, Exchange Act, FCC, France, Germany, Governmental Authority, Initial Charter Amendment, Joint Venture Agreement, Joint Venture Documents, JV Entity, Passive Financial Institution, Person, Qualified Stock Purchaser, Qualified Subsidiary, SEC and Subsidiary.

      Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).


                            ARTICLE 2.

        RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES BY
         BUYER, PARENT AND THEIR AFFILIATES AND ASSOCIATES

      Section 2.Acquisition Restrictions. Subject to Section 2.2 and 2.3, each of Buyer and Parent agrees that it will not, and will cause each of its Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of Sprint Voting Securities if as a result of such acquisition, the Votes represented by the Sprint Voting Securities Beneficially Owned in the aggregate by Buyer and Parent and their respective Affiliates and Associates would be in excess of __% [the definitive agreement will specify the percentage assigned by Buyer in accordance with Section 2.2(b) of the Standstill Agreement or Section 7.2 of the Amended and Restated Stockholders' Agreement] of the Voting Power of Sprint (the "Percentage Limitation").

      Section 2.2. Effect of Action by Sprint; Inadvertent
Action.

           (a) Subject to Section 2.3(b), neither Buyer nor Parent shall be deemed in violation of this Article 2 if the Beneficial Ownership of Sprint Voting Securities by Buyer, Parent and their respective Affiliates and Associates exceeds the Percentage Limitation (i) solely as a result of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock) that, by reducing the number of Outstanding Sprint Voting Securities, increases the proportionate number of Sprint Voting Securities Beneficially Owned by Buyer, Parent and their respective Affiliates and Associates, (ii) if the Beneficial Ownership of Sprint Voting Securities by Buyer, Parent and their respective Affiliates and Associates does not exceed the Percentage Limitation by more than 0.5% and the acquisitions of Beneficial Ownership which resulted in Buyer, Parent and their respective Affiliates and Associates exceeding such Percentage Limitation were undertaken in good faith and such Percentage Limitation was exceeded inadvertently, (iii) solely as a result of any readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock in accordance with the terms of the Articles, (iv) solely as a result of a redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH, Section 7 of the Articles, or (v) because Buyer, Parent or their respective Affiliates or Associates acquire Beneficial Ownership of Sprint Voting Securities in excess of the Percentage Limitation in reliance on information regarding the number of outstanding shares of Sprint provided directly to any of Buyer, Parent and their respective Affiliates and Associates by Sprint in response to a request for such information by any of Buyer, Parent and their respective Affiliates and Associates immediately prior to such purchase.

           (b) Notwithstanding Section 2.3(a), the Percentage Limitation shall be deemed exceeded if (i) in the case of Section 2.3(a)(i), Buyer, Parent or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified of an acquisition of Sprint Voting Securities by Sprint (including as a result of a redemption by Sprint of its Sprint PCS Preferred Stock), (ii) in the case of Section 2.3(a)(ii), Buyer, Parent or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after it has been notified or has knowledge that the Percentage Limitation has been exceeded, (iii) in the case of Section 2.3(a)(iii), after a readjustment in the relative Voting Power of the Sprint FON Stock and the Sprint PCS Stock which results in Buyer, Parent and their respective Affiliates and Associates having Beneficial Ownership of Sprint Voting Securities in excess of any of the Percentage Limitation, Buyer, Parent or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities, after being notified of, or having knowledge of such readjustment in the relative Voting Power, (iv) in the case of Section 2.3(a)(iv), after the redemption or conversion of any Sprint PCS Stock pursuant to ARTICLE SIXTH,
Section 7 of the Articles which results in Buyer, Parent and their respective Affiliates and Associates having

Beneficial Ownership of Sprint Voting Securities in excess of the Percentage Limitation, Buyer, Parent or any of their respective Affiliates or Associates acquires Beneficial Ownership of any additional Sprint Voting Securities after being notified of, or having knowledge of, such redemption or conversion, and (v) in the case of Section 2.3(a)(v), Buyer, Parent or any of their respective Affiliates or Associates acquires Beneficial Ownership of additional Sprint Voting Securities after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by Sprint with correct information, unless in the case of clauses
(i), (ii), (iii), (iv) and (v):

           (x) upon the acquisition of Beneficial Ownership of such additional Sprint Voting Securities, Buyer, Parent and their respective Affiliates and Associates do not Beneficially Own in the aggregate more than the Percentage
      Limitation, or

           (y) subject to the rights of Sprint in Section 5.7 of the Amended and Restated Stockholders' Agreement, such acquisition is effected pursuant to (A) the exercise of equity purchase rights by Buyer or Parent pursuant to the Amended and Restated Stockholders' Agreement, or (B) market purchases which are made solely in lieu of the exercise of equity purchase rights by Buyer or Parent pursuant to the Amended and Restated Stockholders' Agreement following the issuance of securities by Sprint, so long as (1) either (I) Buyer or Parent, as the case may be, has irrevocably waived its rights to exercise the equity purchase rights in respect of which such market purchases are made in lieu thereof, or (II) the time period for the exercise of such equity purchase rights has expired without the exercise of such rights, and (2) following such market purchases, the Percentage Ownership Interest of Buyer, Parent and their respective Affiliates and Associates does not exceed the Percentage Ownership Interest of Buyer, Parent and their respective Affiliates and Associates which would have been in effect had Buyer, Parent and their respective Affiliates exercised such equity purchase rights.

      Section 2.3. Sprint Rights Plan. Notwithstanding the provisions of Sections 2.1 and 2.2, each of Buyer and Parent agrees that it will not, and will cause each of its respective Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Sprint Voting Securities if such acquisition would result in Buyer or Parent or any of their respective Affiliates being deemed an Acquiring Person (as such term is defined in the Sprint Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date,
Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Sprint Rights Plan).

                            ARTICLE 3.

                OTHER STANDSTILL PROVISIONS; QUORUM

      Section 3.1. Standstill Covenants. Each of Buyer and Parent agrees that it will not, and it will cause each of its respective Affiliates and Associates not to, directly or indirectly, alone or in concert with others (including with any of FT, DT, any Qualified Subsidiary, any other Qualified Stock Purchaser or any Related Company or any of their respective Affiliates), unless specifically requested in writing by the Chairman of Sprint or by a resolution of a majority of the directors of Sprint, take any of the actions set forth below, except to the extent expressly permitted or provided for by the Amended Other Agreements:

           (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

      (i)  any acquisition of Beneficial Ownership of Sprint
           Voting Securities or other equity interests in Sprint which would result in a breach of Article 2 of this Agreement;

      (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving Sprint or any material portion of its business or any purchase of all or any substantial part of the assets of Sprint or any material portion of its business;

     (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Sprint or any material portion of its business; or

      (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Section 14a-1(l)(2)(iv) from the definition of "solicitation") with respect to Sprint or any of its Affiliates or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to Sprint or any of its Affiliates;

           (b) propose any matter for submission to a vote of stockholders of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(b) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (c) form, join or participate in a Group with respect to any Sprint Voting Securities (other than any Group whose members consist solely of Buyer, Parent, any of their respective Affiliates and Associates and any Qualified Subsidiaries);

           (d) grant any proxy with respect to any Sprint Voting Securities to any Person not designated by Sprint, except for proxies granted to individuals who are officers, employees or regular agents or advisors of Buyer who have received specific instructions from Buyer as to the voting of such Sprint Voting Securities with respect to the matter or matters for which the proxy is granted;

           (e) deposit any Sprint Voting Securities in a voting trust or subject any Sprint Voting Securities to any arrangement or agreement with respect to the voting of such Sprint Voting
Securities or other agreement having similar effect;

           (f) execute any written stockholder consent with respect to Sprint, except for written consents executed by such Persons as holders of the Class A Stock in connection with (i) the election of Class A Directors (as defined in the Articles),
(ii) the approval or disapproval of a Subject Event, Major Issuance or Major Competitor Transaction (each as defined in the Articles) during the period in which the holders of the Class A Stock are entitled to exercise disapproval rights with respect to such matter, (iii) any vote by the holders of Class A Common Stock, Series 3 FON Stock, or Series 3 PCS Stock with respect to which holders of each such class or series of stock is entitled to vote separately as a class, or (iv) any vote by the holders of the Class A Stock with respect to which such holders are entitled to vote together as a single class;

           (g) take any other action to seek to affect the control of the management or Board of Directors of Sprint or any of its Affiliates; provided that nothing in this Section 3.1(g) shall restrict the manner in which the members of the Board of Directors of Sprint elected by the holders of Class A Stock may
(i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board, so long as such actions do not otherwise violate any other provision of this Section 3.1 or Section 3.2) in their capacity as members of such Board and in no other capacity, including any capacity such persons serving as directors otherwise may have as a director, officer, employee, agent or representative of any other Person, including any holder of Class A Stock;

           (h) enter into any discussions, negotiations, arrangements or understandings with any Person (including any of FT, DT, any Qualified Subsidiary, any other Qualified Stock Purchaser or any Related Company or any of their respective Affiliates) other than Buyer, Parent, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing;

           (i) disclose to any Person (including any of FT, DT, any Qualified Subsidiary, any other Qualified Stock Purchaser or any Related Company or any of their respective Affiliates) other than Buyer, Parent, their Affiliates, Associates and their respective directors, officers, employees, agents or advisors any intention, plan or arrangement inconsistent with the foregoing or with the restrictions on transfer set forth in Article II of the Stockholders' Agreement or form any such intention which would result in Buyer, Parent or any of their respective Affiliates or Associates being required to make any such disclosure in any filing with a Governmental Authority or being required by Applicable Law to make a public announcement with respect thereto; or

           (j) request Sprint or any of its Affiliates, directors, officers, employees, representatives, advisors or agents, directly or indirectly, to amend or waive in any material respect this Agreement (including this Section 3.1(j)) or the articles of incorporation or the bylaws of Sprint or any of its Affiliates.

      Section 3.2. Press Releases, Etc. by Buyer and Parent.

           (a) Subject to Section 3.2(b), each of Buyer and Parent may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in Sprint, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, Buyer and Parent will use reasonable efforts to consult with Sprint in good faith regarding the form and content of any such communication, and Buyer and Parent will use reasonable efforts to coordinate any such communication with any decisions reached by Sprint with respect to disclosures relating to such matters.

           (b) Notwithstanding the provisions of Section 3.2(a), unless required by Applicable Law, neither Buyer nor Parent, nor any of their respective Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g), 3.1(h) or 3.1(j) without the prior written consent of the Chairman of Sprint or by a resolution of a majority of the directors of Sprint. Nothing in this Section 3.2 shall permit Buyer or Parent to take any action which would otherwise violate any provision contained in Section 3.1.

      Section 3.3. Voting of Sprint Voting Securities. Except as set forth in Sections 3.1(d), 3.1(e) and 3.1(f), nothing in
Section 3.1 shall restrict the manner in which Buyer, Parent and their respective Affiliates may vote their Sprint Voting
Securities.

      Section 3.4. Quorum. Each of Buyer and Parent shall use reasonable efforts to ensure that they shall be present, and shall use reasonable efforts to cause their respective Affiliates and Associates owning Sprint Voting Securities to be present, in each case, in person or by proxy, at all meetings of stockholders of Sprint so that all Sprint Voting Securities Beneficially Owned by

Buyer and Parent and their respective Affiliates and Associates shall be counted for purposes of determining the presence of a quorum at such meeting.

      Section 3.5. Notice of Proposals Regarding Acquisition Transactions. Each of Buyer and Parent agrees that it will notify Sprint promptly if any inquiries or proposals which Buyer or Parent reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, Buyer or Parent or any of their respective Affiliates regarding any Acquisition Proposal involving Sprint or any purchase of any of the shares of capital stock of Sprint Beneficially Owned by Buyer, Parent or any of their respective Affiliates pursuant to a tender offer or exchange offer.


                            ARTICLE 4.

                           MISCELLANEOUS

      Section 4.1. Termination. The provisions of this Agreement shall terminate if Sprint proceeds with a transaction involving a Change of Control following the process described in Section 4.1 of the Amended and Restated Stockholders' Agreement. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

      Section 4.Notices. All notices and other communications required or permitted by this Agreement shall be made in writing in the English language and any such notice or communication shall be deemed delivered when delivered in person, transmitted by telex or telecopier, or seven days after it has been sent by air mail, as follows:

      Buyer:    [Specify notice address]

      Parent:   [Specify notice address]

      Sprint:   2330 Shawnee Mission Parkway
                East Wing
                Westwood, Kansas  66205
                U.S.A.
                Attention:  General Counsel
                Tel:  (913) 624-8440
                Fax:  (913) 624-8426

      with a copy to:

                King & Spalding
                191 Peachtree Street
                Atlanta, Georgia  30303

                U.S.A.
                Attention:  Bruce N. Hawthorne, Esq.
                Tel:  (404) 572-4903
                Fax:  (404) 572-5146

The Parties shall promptly notify each other in the manner provided in this Section 4.2 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telex or telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

      Section 4.3. Assignment. No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

      Section 4.4. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

      Section 4.5. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

      Section 4.6. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

      Section 4.7. Governing Law; Dispute Resolution; Equitable
Relief.

           (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS
OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE
PRINCIPLES OF CONFLICTS OF LAW).

           (b) EACH PARTY IRREVOCABLY CONSENTS AND AGREES THAT
ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO
ITS

OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK, AND EACH PARTY HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLED). EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

           (c) EACH OF BUYER AND PARENT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO BUYER AND PARENT IN THE MANNER PROVIDED IN SECTION 5.2. BUYER AND PARENT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT BUYER AND PARENT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM. EACH OF BUYER AND PARENT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH OF BUYER AND PARENT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS

INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW
YORK AND OF THE UNITED STATES OF AMERICA.

           (d) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH TO THE EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

      Section 4.8. Severability. The invalidity or unenforce-ability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, to the extent permitted by Applicable Law it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

      Section 4.9. Language. This Agreement has been concluded in the English language and the original English version will govern in the event of any inconsistency between such version and any translation thereof.

      Section 4.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

      Section 4.11. Remedies. In addition to any other remedies which may be available to Sprint (including any remedies which Sprint may have at law or in equity):

           (a) Each of Buyer and Parent agrees that Sprint shall have no obligation to honor transfers of Sprint Voting Securities or other equity interests in Sprint to Buyer, Parent or any of their respective Affiliates or Associates which would cause any of Buyer, Parent and their respective Affiliates or Associates to Beneficially Own Sprint Voting Securities or other equity interests in Sprint in violation of this Agreement, any such transfers shall be void and of no effect, and Sprint shall be entitled to instruct any transfer agent or agents for the equity interests in Sprint to refuse to honor such transfers; and

           (b) Buyer and Parent acknowledge the provisions set forth in ARTICLE SIXTH, Section 2.5 of the Articles, ARTICLE SIXTH, Section 8.5(b) of the Articles, and Section 3.5 and
Article VIII of the Amended and Restated Stockholders' Agreement relating to the consequences of a breach of certain provisions of this Agreement or any Qualified Subsidiary Standstill Agreement or to the consequences of certain actions taken by a Government Affiliate, Qualified Stock Purchaser, Strategic Investor or Related Company.

      IN WITNESS WHEREOF, Sprint, Buyer and Parent have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.


                               SPRINT CORPORATION



                               By:_________________________
                               Name:
                               Title:


                               [QUALIFIED STOCK PURCHASER]



                               By:_________________________
                               Name:
                               Title:



                               [PARENT]



                               By:_________________________
                               Name:
                               Title: